SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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RXELITE, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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RXELITE, INC.
1401 NORTH MAIN STREET, SUITE 200
MERIDIAN, IDAHO 83642
TELEPHONE: (208) 288-5550

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

The annual meeting of the stockholders of RxElite, Inc., will be held on Wednesday, June 4, 2008, at 10:00 a.m. at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey 07201 for the purposes of:

•	Electing seven directors to hold office until the next annual meeting of stockholders;

•
Approving a reverse stock split of 1share for up to each 20 shares of common stock issued and outstanding, with the final ratio to be determined by the Board of Directors at the time of the reverse split;

•	Considering and voting upon a proposal to approve and adopt the 2007 Incentive Stock Plan;

•	Considering and voting upon a proposal to ratify HJ & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

•	Transacting such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 10, 2008, are entitled to attend and vote at the meeting. A list of all stockholders entitled to vote at the annual meeting, arranged in alphabetical order and showing the address of and number of shares held by each stockholder, will be open at the principal office of RxElite, Inc., during usual business hours, for the examination by any stockholder for any purpose germane to the annual meeting for 10 days prior to the date thereof.

A copy of RxElite’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2007, accompanies this notice and proxy statement.

By Order of the Board of Directors

May 5, 2008	/s/ Peter W. Williams
Chairman

WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, PLEASE MARK, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD PROMPTLY. A RETURN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

RXELITE, INC.
1401 NORTH MAIN STREET, SUITE 200
MERIDIAN, IDAHO 83642
TELEPHONE: (208) 288-5550

PROXY STATEMENT FOR THE COMPANY’S
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2008

SOLICITATION OF PROXIES

The enclosed proxy is solicited by the Board of Directors of RxElite, Inc. (the “Company”), for use at the annual meeting of the Company’s stockholders to be held at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey 07201 on June 4, 2008, at 10:00 a.m. and at any adjournments thereof. Whether or not you expect to attend the meeting in person, please return your executed proxy in the enclosed envelope and the shares represented thereby will be voted in accordance with your wishes. This proxy statement and the enclosed form of proxy are being first mailed to stockholders on or about May 5, 2008.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the annual meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the annual meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company and the Company will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on April 10, 2008 will be entitled to attend and vote at the meeting.

ACTION TO BE TAKEN UNDER PROXY

Unless otherwise directed by the giver of the proxy, the persons named in the enclosed form of proxy, namely, Peter Williams and Jonathan Houssian, or either one of them who acts, will vote:

FOR the election of the persons named herein as nominees for directors of the Company, for a term expiring at the 2009 annual meeting of stockholders (or until successors are duly elected and qualified);

FOR approval of a reverse stock split of 1 share for up to each 20 shares of common stock issued and outstanding, with the final ratio to be determined by the Board of Directors at the time of the reverse split (the “Reverse Split”);

FOR adoption of the 2007 Incentive Stock Plan;

FOR ratification of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2008; and

According to their judgment, on the transaction of such matters or other business as may properly come before the meeting or any adjournments thereof.

Should any nominee named herein for election as a director become unavailable for any reason, it is intended that the persons named in the proxy will vote for the election of such other person in his stead as may be designated by the Board of Directors. The Board of Directors is not aware of any reason that might cause the nominees to be unavailable.

 WHO IS ENTITLED TO VOTE; VOTE REQUIRED; QUORUM

As of April 10, 2008, there were 116,315,303 shares of Common Stock issued and outstanding, which constitute all of the outstanding capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

A majority of the outstanding shares (58,157,652 shares), present in person or represented by proxy, will constitute a quorum at the meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the annual meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, are considered stockholders who are present and entitled to vote and are counted towards the quorum.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, since our proposals at this meeting are considered “routine” matters, brokers are entitled to vote uninstructed shares with respect to these proposals.

Under Delaware state law and provisions of the Company’s Certificate of Incorporation and By-Laws, as amended, the vote required for the election of directors is a plurality of the votes of the issued and outstanding shares of Common Stock present in person or represented by proxy at the annual meeting of stockholders and entitled to vote on the election of directors. The vote required to approve the Reverse Split is a majority of our issued and outstanding shares of Common Stock. Voting on all other matters requires the affirmative vote of a majority of the shares cast at the meeting.

Abstentions from voting and broker non-votes will operate as neither a vote for nor a vote against the nominees for director. Abstentions from voting and broker non-votes will have the effect of a no vote for the Reverse Split proposal. Votes on all matters will be counted by duly appointed inspectors of election, whose responsibilities are to ascertain the number of shares outstanding and the voting power of each, determine the number of shares represented at the meeting and the validity of proxies and ballots, count all votes and report the results to the Company.

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which our Board of Directors would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on June 4, 2008, at 10 a.m. local time at the Hilton Newark Airport, 1170 Spring Street, Elizabeth, New Jersey 07201. It also gives you information on the proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying Proxy Card on or about May 5, 2008, to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to RxElite, Inc. as the “Company”, “we”, “us” or “our.”

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of Common Stock of the Company, par value $0.001 per share (“Common Stock”), on April 10, 2008, may attend and vote at the annual meeting. Each share is entitled to one vote. There were 116,315,303 shares of Common Stock outstanding on April 10, 2008. All shares of Common Stock shall vote together as a single class. Information about the stockholdings of our directors and executive officers is contained in the section of this proxy statement entitled “Security Ownership of Management” on page ten (10) of this proxy statement.

What is the Proxy Card?

The Proxy Card enables you to appoint Peter W. Williams, Chairman of the Board of Directors, and/or Jonathan Houssian, Chief Executive Officer of the Company, as your representative at the annual meeting. By completing and returning the Proxy Card, you are authorizing these persons to vote your shares at the annual meeting in accordance with your instructions on the Proxy Card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, we think that it is a good idea to complete and return your Proxy Card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the Proxy Card, the proxies will vote your shares, under your proxy, according to their best judgment.

What am I voting on?

You are being asked to vote on these specific matters:

•	the election of members to our Board of Directors;

•	to approve a 20 to 1 Reverse Split of our issued and outstanding Common Stock;

•	a proposal to adopt and approve the 2007 Incentive Stock Plan; and

•	the ratification of HJ & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

We will also consider other matters or transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that the stockholders vote “FOR”:

the nominees for director;

to approve a Reverse Split of 1 share for up to each 20 shares issued and outstanding, with the final  ratio to be determined by the Board of Directors at the time of the reverse split;

the proposal to adopt the 2007 Incentive Stock Plan; and

the ratification of HJ & Associates, LLC as our independent registered public accounting firm for the fiscal year ending December 31, 2008.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on April 10, 2008, your shares were registered directly in your name with our transfer agent, Empire Transfer Agency, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed Proxy Card to us or to vote in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed Proxy Card to ensure that your vote is counted.

Beneficial Owner

If on April 10, 2008, your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make a special request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I Vote?

(1)  You may vote by mail.

You may vote by mail by completing, signing and dating your Proxy Card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your Proxy Card prior to the annual meeting and if you mark your voting instructions on the Proxy Card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of the proxies if a proposal comes up for a vote at the annual meeting that is not on the Proxy Card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	for the seven (7) nominees to the board, all of whom are presently serving on the board;

•	for a Reverse Split of 1 share for up to each 20 shares issued and outstanding, with the final ratio to be determined by the Board of Directors at the time of the reverse split;

•	for the proposal to adopt and approve the 2007 Incentive Stock Plan;

•	to approve the ratification of the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008; and

•	according to the best judgment of either Peter Williams or Jonathan Houssian, if a proposal or other item of business properly is brought before the annual meeting that is not on the Proxy Card.

(2)	You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your Proxy Card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one Proxy Card?

You may have multiple accounts at the transfer agent and/or with brokerage firms. Please sign and return all Proxy Cards to ensure that all of your shares are voted.

What if I change my mind after I return my Proxy Card?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	sending a written notice to the Secretary of the Company (Shannon Stith) stating that you would like to revoke your proxy of a particular date;

•	signing another Proxy Card with a later date and returning it before the polls close at the annual meeting; or

•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held in street name or in your name and you do not sign and return your Proxy Card, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for,” “against,” or “abstain” on each of the election of directors, the Reverse Split, the proposal to approve the 2007 Incentive Stock Plan and the ratification of the Company’s independent registered public accounting firm.

How many votes are required to elect the nominated persons to the Board of Directors?

The affirmative vote of a plurality of the votes cast at the meeting by the holders of shares of Common Stock entitled to vote in the election are required to elect each director.

How many votes are required to approve the Reverse Split?

The approval of the 20 to 1 reverse split will require the affirmative vote of at least a majority of the Company’s outstanding shares of Common Stock. As of April 10, 2008, we have 116,315,303 shares issued and outstanding; therefore, the affirmative vote of at least 58,157,652 shares is required to authorize the Reverse Split. Further, any abstentions, “broker non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon), or other limited proxies will have the effect of a vote against the Reverse Split.

 How many votes are required to approve the 2007 Incentive Stock Plan?

The affirmative vote of a majority of the votes cast at the meeting by the holders of shares of Common Stock entitled to vote are required to approve the 2007 Incentive Stock Plan proposal.

How many votes are required to ratify the Company’s independent public accountants?

The affirmative vote of a majority of the votes cast at the annual meeting by the holders of shares of Common Stock entitled to vote are required to ratify HJ & Associates, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2008.

How many votes are required to approve other matters that may come before the stockholders at the annual meeting?

An affirmative vote of a majority of the votes cast at the annual meeting is required for approval of all other items being submitted to the stockholders for their consideration.

 What happens if I don’t indicate how to vote my proxy?

If you just sign your Proxy Card without providing further instructions, your shares will be counted as a “for” vote for the nominees for director on the Proxy Card, “for” the proposal to allow the reverse split on the basis of up to 1 for each 20 issued and outstanding shares, “for” the proposal to adopt the 2007 Incentive Stock Plan, and “for” vote for the ratification of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce voting results at the annual meeting and also in our periodic report with the SEC following the meeting.

Who can help answer my questions?

You can contact our corporate headquarters, at RxElite, 1404 N. Main St., Ste. 200, Meridian ID 83642 or by sending a letter to Ms. Shannon Stith, Secretary, with any questions about proposals described in this proxy statement or how to execute your vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of April 10, 2008 by:

•	each person or entity known by us to beneficially own more than 5% of our Common Stock;
•	each of our directors;
•	each of the executive officers; and
•	all of our directors and executive officers as a group.

The percentages of Common Stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the Securities and Exchange Commission, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of the security, or investment power, which includes the power to dispose of or to direct the disposition of the security. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of our Common Stock. Except as otherwise indicated, the address of each of the stockholders listed below is: c/o 1404 N. Main Street, Suite 200, Meridian, Idaho 83642. Shares of our Common Stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of April 10, 2008, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding such options and warrants, but are not deemed outstanding for computing the percentage of any other stockholder

Beneficial Owner	Shares Beneficially Owned		Percent of Class (1)
Daniel Chen	10,018,257	(2)	8.51%
Jonathan Houssian	8,162,188	(3)	6.96%
Tiburon LLC	7,656,564	(3)	6.52%
Mark Auerbach	474,999	(4)	*
Peter W. Williams	62,501	(5)	*
Earl Sullivan	1,503,785	(6)	1.29%
David Rector	-		-
Arie Gutman	18,832,383	(7)	16.16%
Frank Leo	-		-
CastlerRigg Master Investments, Ltd.	33,564,199	(8)	28.86%
Directors and Executive Officers as a group (10 persons)	39,054,113		32.60%

*   Indicates beneficial ownership of less than 1% of the total outstanding Common Stock.

(1)	Based on 116,315,303 shares of our Common Stock outstanding on April 10, 2008.

(2)	Includes (i) 1,002,807 shares issuable upon exercise of currently exercisable warrants and (ii) 436,000 shares issuable upon exercise of currently exercisable stock options.

(3)
Includes (i) 505,624 shares issuable upon exercise of currently exercisable stock options and (ii) 7,129,653 shares held by Tiburon LLC and (iii) 532,905 shares issuable upon exercise of currently exercisable warrants held by Tiburon LLC. Jonathan Houssian, the managing member of Tiburon LLC, exercises sole voting and dispositive power with respect to the shares held by Tiburon LLC. Mr. Houssian disclaims beneficial ownership with respect to such shares.

(4)
Represents (i) 316,667 shares held by Susan Auerbach and (ii) 158,333 shares issuable upon exercise of currently exercisable warrants held by Susan Auerbach. Susan Auerbach is the wife of Mark Auerbach and exercises sole voting and dispositive power with the respect to shares held by her. Mr. Auerbach disclaims beneficial ownership with respect to such shares.

(5)
Includes 20,833 shares issuable upon exercise of currently exercisable warrants. All shares are held as tenants in common by Mr. Williams and members of his family in which Mr. Williams has a 20% beneficial ownership.

(6)	Includes 462,789 shares issuable upon exercise of currently exercisable warrants.

(7)	Includes 200,000 shares issuable upon exercise of currently exercisable warrants.

(8)	Includes 18,646,777 shares issuable upon exercise of currently exercisable warrants and 9,323,389 shares upon the conversion of a convertible note.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than ten percent of our equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on our review of copies of such reports and representations from our executive officers and directors, we believe that our executive officers and directors complied with all Section 16(a) filing requirements during the year ended December 31, 2007.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

INFORMATION ABOUT THE NOMINEES

Our By-laws currently specify that the number of Directors shall be at least one and no more than 10 persons, unless otherwise determined by a vote of the majority of the Board of Directors. Our Board of Directors currently consists of seven persons and all of them have been nominated by the Company to stand for election. Our By-laws provide that any vacancies on the Board of Directors may be filled by the remaining members of the Board of Directors. Proxies solicited by the Company for the election of Directors cannot be voted for a greater number of persons than the number of nominees named in the proxy.

The following table and biographical information shows for each nominee for director his age, his principal occupation for at least the last five years, his present position with the Company, the year in which he was first elected or appointed as director (each serving continuously since first elected or appointed except as set forth in the footnotes hereto), and his directorships with other companies whose securities are registered with the Securities and Exchange Commission (“SEC”). Each Director is elected or nominated to the Board of Directors until the following annual meeting of stockholders and until his successor has been elected and qualified or until the Director’s resignation or removal.

Name	Age	Position with RxElite
Jonathan Houssian	38	President, Chief Executive Officer, Treasurer and Director
Peter W. Williams	71	Chairman of the Board
Daniel Chen	40	Director
Mark Auerbach	69	Director
David Rector	59	Director
Arie Gutman, Ph.D.	54	Director, President of Finetech Pharmaceutical
Frank Leo	52	Director

Jonathan Houssian. (Nominee) Mr. Houssian has served as our President and as a Director since July 13, 2007. Mr. Houssian has also served as our Chief Executive Officer since October 11, 2007, and as our Secretary from July 13, 2007 until February 7, 2008. Mr. Houssian also held the title of Chief Financial Officer from July 13, 2007 to April 25, 2008. Mr. Houssian founded RxElite Holdings Inc. in December 2000 and has served as its President since that time. Mr. Houssian has a strong background in entrepreneurial growth, sales and finance. Prior to forming RxElite Holdings Inc., Mr. Houssian co-founded Sisbro LLC a family investment office for a high net worth family based in Idaho, in March 1998 and served as its Chief Executive Officer,. As the Chief Executive Officer of Sisbro LLC, Mr. Houssian launched, and was the managing partner of four investment partnerships with over $50 million in invested assets and directed over $20 million of venture capital investments focused in healthcare companies. He sat on the Board of Directors and was involved in developing and implementing strategy of several rapidly growing healthcare companies.

Peter W. Williams. (Nominee) Mr. Williams has served as a Director since July 13, 2007, and became our Chairman on September 20, 2007. For more than five years prior to his retirement from the law firm of Clifford Chance Rogers & Wells in 2002, Mr. Williams was a Senior Partner at the firm and its predecessor Rogers & Wells. He remained as a Consultant to the firm until 2003, when he became a Senior Counsel to the firm of Winston & Strawn LLP. Since leaving Winston & Strawn in 2006, Mr. Williams has been an independent Consultant and International Advisor including serving as Director and Chairman of the Corporate Governance and Nominating Committee and a member of the Audit Committee of the Board of Directors at Par Pharmaceuticals (NYSE:PRX); serving as a member of the International Advisory Committee of RWE/Thames Water until 2006; and serving as a Director and Chairman of the Independent General Partners of The Special Situations Funds.

Daniel Chen. (Nominee) Daniel Chen. Mr. Chen has served as a director since July 13, 2007. From November 2003 to September 2007, Mr. Chen served as the chairman, chief executive officer and treasurer of RxElite Holdings Inc. Upon its merger and becoming public on July 13, 2007, Mr. Chen served as our chairman, chief executive officer and treasurer from July 2007 to September 2007, as our chief financial officer from August 2007 to September 2007, and continues to serve as a consultant advisor to the company. Mr. Chen brings broad experience and a strong background with both drug and medical device companies. Prior to joining RxElite Holdings Inc., Mr. Chen was the chief executive officer of Cendian Pharmaceuticals, Ltd., a generic drugs company, which later became part of RxElite Holdings Inc. in a merger transaction. Prior to Cendian, Mr. Chen served as vice president, marketing and business development at LifeSpan Biosciences, and prior thereto, held various domestic and international positions at ALARIS Medical Systems and was a management consultant in the pharmaceutical practice at A.T. Kearney.

Mark Auerbach (Nominee) Mr. Auerbach has served as a Director since July 13, 2007. Mr. Auerbach was a board member at Par Pharmaceuticals (NYSE:PRX), a specialty pharmaceutical company, from 1990 to September 2006, with his last position as its Executive Chairman of the Board. Currently, he serves as Chairman of the Board at Neuro-Hitech, Inc. (NASD: NHPI), a biopharmaceutical company, and as a Director and Chairman of the Audit Committee at Optimer Pharmaceuticals (NASD:OPTR). Mr. Auerbach was a partner and a Chief Financial Officer of Central Lewmar LP, a national fine paper merchant with sales of approximately $700M, from 1992 to 2005.

David Rector (Nominee) Mr. Rector has served as a Director since September 24, 2007. Since 1985, Mr. Rector has been the Principal of The David Stephen Group, which provides enterprise consulting services to emerging and developing companies in a variety of industries. In addition, from 2004 until 2005, Mr. Rector was the President and Chief Executive Officer of Nanoscience Technologies, Inc., a development stage company engaged in the development of DNA nanotechnology, and from 2005 until 2006, Mr. Rector served as its Chief Operating Officer. From 1983 until 1985, Mr. Rector served as President and General Manager of Sunset Designs, Inc., a domestic and international manufacturer and marketer of consumer product craft kits, and a wholly-owned subsidiary of Reckitt & Coleman N.A. From 1982 until 1983, Mr. Rector served as National Accounts & International Manager of Sunset Designs, Inc. and from 1980 until 1982, Mr. Rector served as Sunset Designs, Inc.’s Marketing Manager. From 1972 until 1980, Mr. Rector served in various roles in both the financial and product marketing departments of Crown Zellerbach Corporation, a multi-billion dollar pulp and paper industry corporation. Mr. Rector also serves as a Director of Superior Galleries, Inc., Nanoscience Technologies, Inc., CallKey International, Inc. and Senesco Technologies, Inc. Mr. Rector received a Bachelor of Science degree in business/finance from Murray State University in 1969.

Arie Gutman. (Nominee) Dr. Gutman has served as a Director since February 7, 2008. In 1991, Dr. Gutman founded FineTech Laboratories Ltd, and served as its Chief Executive Officer and President. He continues to serve as President of our FineTech Pharmaceutical Ltd. subsidiary. In 2001, FineTech merged with International Specialty Products (“ISP”), and Dr. Gutman was appointed President and Chief Executive Officer of ISP-FineTech. In 2002, ISP-FineTech was acquired by Par Pharmaceutical and Dr. Gutman was appointed a Director of Par. In 2006, FineTech was divested from Par and Dr. Gutman again became the sole Owner of FineTech. In connection with the FineTech Acquisition in January 2008, Dr. Gutman was appointed President of FineTech Pharmaceutical. Dr. Gutman has been a visiting Professor at various universities in the United States, the United Kingdom, Germany and Japan and has a Ph.D from Cambridge University.

Frank Leo (Nominee) Mr. Leo has served as a Director since February 13, 2008. From January 2007 to December 2007 Mr. Leo was the Chief Executive Officer of Morton Grove Pharmaceuticals and from April 2004 to December 2006 Mr. Leo provided health care and pharmaceutical executive consulting services. From September 1998 to April 2004, Mr. Leo was a group President with Cardinal Health, Inc. and a member of its Operating Committee with responsibilities for its sterile drug manufacturing businesses and contract product development companies. During his tenure at Cardinal, Mr. Leo was instrumental in assisting in the development of Cardinal Health’s overall strategy for the creation of its pharmaceutical technology and services segment and led the start up of its global generic initiative. Previously, Mr. Leo was Chief Operating Officer for Automatic Liquid Packaging and prior thereto, over a 16-year period Mr. Leo served in a variety of roles and along with his team created a highly valued contract sterile drug business that was subsequently sold to Cardinal Health. Mr. Leo has extensive experience and expertise in both drug and medical device products and has worked with private equity firms in identifying unique investment opportunities and has broad experience in managing companies and helping them create a strategic vision.

Recommendation

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES.

Compensation of Directors

The following table summarizes the compensation paid to our non-employee directors during the fiscal year ended December 31, 2007:

Director Compensation

Name	Fees Earned or Paid in Cash	Option Awards (1)		Total
Peter W. Williams	$17,625	$200,000	(2)	$217,625

Mark Auerbach	$15,125	$200,000	(2)	$215,125

David Rector	$15,250	$338,289	(3)	$353,539

(1)	Based upon the aggregate grant date fair value calculated in accordance with SFAS 123R and using a Black-Scholes-Merton valuation model.

(2)
On July 13, 2007, we granted a ten-year option to purchase 400,000 shares of our Common Stock at an exercise price of $0.60 per share to each of Messrs. Williams and Auerbach. Such options vest in four equal annual installments commencing on the first anniversary from the date of grant.

(3)
On October 11, 2007, we granted a ten-year option to purchase 400,000 shares of our Common Stock at an exercise price of $0.60 per share to Mr. Rector. Such option vests in four equal annual installments commencing on the first anniversary from the date of grant.

Effective October 11, 2007, the Board adopted a compensation plan to pay its non-employee directors annual fees as follows:

Annual Fee	$25,000

Board Meeting Fee	$1,500 *

Committee Meeting Fee	$1,000 *

Chairman of the Board	$15,000

Audit Committee Chair	$10,000

Compensation Committee Chair	$7,500

Nominating and Corporate
Governance Chair	$5,000

Committee Fee	$1,500

* for any meeting held by telephonic conference call, the payment will be reduced by $750 for Board meetings and $500 for Committee meetings.

Directors cannot receive more than $2,000 in compensation for any single day on which meetings of the Board of any Committee are held.

Board of Directors and Committees

On October 11, 2007, our Board of Directors formed an Audit Committee, an Executive Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each member of our committees is “independent” as such term is defined under and required by the federal securities laws. Although we are not listed on the American Stock Exchange, our Directors whom we consider to be independent would qualify as such under the rules of the American Stock Exchange. The Chairman of the Board, Mr. Peter Williams, serves as an ex-officio member of each Committee.

Audit Committee. The Audit Committee of the Board of Directors is currently comprised of Mark Auerbach, David Rector, Frank Leo and Peter W. Williams, each of whom is an independent Director. Mr. Auerbach is a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-B and serves as Chairman of the Audit Committee. The Audit Committee’s duties are to recommend to our Board of Directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of our Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.

Compensation Committee. The Compensation Committee of the Board of Directors is currently comprised of Mark Auerbach and David Rector. Mr. Rector serves as Chairman of the Compensation Committee. The Compensation Committee reviews and approves our salary and benefits policies, including compensation of executive officers. The Compensation Committee also administers our Incentive Stock Plans and recommends and approves grants of awards under such plan. See Proposal 2.

Nominating and Corporate Governance Committee. We established a Nominating and Corporate Governance Committee of the Board of Directors, currently comprised of Peter W. Williams and David Rector. Mr. Williams serves as Chairman of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee considers and makes recommendations on matters related to the practices, policies and procedures of the board and takes a leadership role in shaping our corporate governance. As part of its duties, the Committee assesses the size, structure and composition of the board and board committees, coordinates evaluation of board performance and reviews board compensation. The Committee also screens for candidates considered for election to the board. In this capacity it concerns itself with the composition of the board with respect to depth of experience, balance of professional interests, required expertise and other factors. The Committee evaluates prospective nominees identified on its own initiative or referred to it by other board members, management, stockholders or external sources and all self-nominated candidates. The Committee uses the same criteria for evaluating candidates nominated by stockholders and self-nominated candidates as it does for those proposed by other board members, management and search companies.

Executive Committee. We established an Executive Committee of the Board of Directors, currently comprised of Peter W. Williams and Mark Auerbach. Mr. Williams serves as the Chairman of the Executive Committee. The Executive Committee considers and exercises sole decision making power related to the matters that would normally be brought before the Board of Directors when the members of the Board of Directors are unable to be in session. Notwithstanding the foregoing, the role of the Executive committee is limited to the making of recommendations to the full Board of Directors in connection with the buying or selling of stock by the Company, mergers and acquisitions, changes in operating budgets and the incurrence of debt outside of the ordinary course of business.

On February 7, 2008, our Board of Directors formed a Strategic Planning Committee.

Strategic Planning Committee. We established a Strategic Planning Committee comprised of officers and directors which reports to the Board of Directors. This Committee is currently comprised of Frank Leo, David Rector, Jonathan Houssian, Earl Sullivan, and Rick Schindewolf. Mr. Leo serves as the Chairman of the Strategic Planning Committee. The Strategic Planning Committee was established to create a strategic plan and mission statement of the Company.

Our website is located at www.rxelite.com and a copy of our Audit Committee Charter, our Code of Ethics and the Nominating and  Corporate Governance Committee Charter can be located on our website, as well as additional information about the Company.

Meetings of the Board and Committees

During the year ended December 31, 2007, the Board of Director held 10 meetings and acted by written consent on no occasions. No Director attended fewer than 75% of the meetings held during the year. All of our directors participated in all of the meetings of the Board of Directors during the year ended December 31, 2007.

During the year ended December 31, 2007, the Audit Committee held no meetings and acted by written consent on no occasions.

During the year ended December 31, 2007, the Nominating and Corporate Governance Committee held no meetings and acted by written consent on no occasions.

During the year ended December 31, 2007, the Compensation Committee no meetings and acted by written consent on no occasions.

Code of Ethics

A copy of the Code of Ethics for our non-employee directors, employees and management, including our Principal Financial Officer and Chief Executive Officer, is available on the Investors/Corporate Governance section of our website, www.rxelite.com/corp_gov.php.

DIRECTOR NOMINATIONS

The Nominating and Corporate Governance Committee of the Board of Directors is responsible for identifying and selecting qualified candidates for election to the Board of Directors prior to each annual meeting of the stockholders. A copy of the Nominating and Corporate Governance Committee Charter is available on the Investors section of our web site, www. rxelite.com/corp_gov.php. In addition, stockholders who wish to recommend a candidate for election to the Board of Directors may submit such recommendation to the Chairman of the Committee. Any recommendation must include name, contact information, background, experience and other pertinent information on the proposed candidate. The standards for considering nominees to the Board are included in the Nominating and Corporate Governance Committee Charter. The Committee is willing to consider candidates recommended by stockholders pursuant to its policies. In identifying and evaluating nominees for Director, the Committee considers each candidate’s qualities, experience, background and skills, as well as other factors, such as the individual’s ethics, integrity and values which the candidate may bring to the Board of Directors. Any stockholder who desires the Committee to consider one or more candidates for nomination as a Director should either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Chairman, RxElite, Inc., Nominating and Corporate Governance Committee, 1404 N. Main St., Ste. 200, Meridian ID, 83642, not later than (i) with respect to an election to be held at the 2009 annual meeting of stockholders, February 4, 2009; and (ii) with respect to an election to be held at a special meeting of stockholders for the election of directors, the close of business on the tenth day following the date on which notice of such meeting is first given to stockholders. Each written recommendation should set forth: (a) the name and address of the stockholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) description of how the person(s) satisfy the criteria for consideration as a candidate referred to above.

 Policy Regarding Attendance at Annual Meetings of Stockholders

The Board has adopted a policy which states that each Director is expected to attend annual meetings of its stockholders. We did not have an annual meeting of stockholders during 2007.

COMMUNICATION WITH DIRECTORS

The Company has established procedures for stockholders or other interested parties to communicate directly with the Board of Directors. Such parties can contact the Board of Directors by mail at: RxElite, Inc. Board of Directors, Attention: Peter Williams. All communications made by this means will be received by the Chairman of the Board.

COMPENSATION AND COMMITTEE INTERLOCKS
AND INSIDER PARTICIPATION

No current member of the Compensation Committee is now an officer or an employee of the Company or any of its subsidiaries.

Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference future filings, including this Proxy Statement, in whole or in part, the following Audit Committee Report and Accounting Fees shall not be incorporated by reference into any such filings.

AUDIT COMMITTEE REPORT

The Audit Committee was comprised of three independent directors (as defined under Part 1, Section 121 of the American Stock Exchange Company Guide) for the year ended December 31, 2007. The Audit Committee operates under a written charter adopted by the Board of Directors on April 25, 2008.

We have reviewed and discussed with management the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2007, as well as the quarterly unaudited financial statements.

We have reviewed and discussed with management and HJ & Associates, LLC, our independent registered accounting firm, the quality and the acceptability of the Company’s financial reporting and internal controls.

We have discussed with HJ & Associates, LLC, the overall scope and plans for their audit as well as the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

We have discussed with management and HJ & Associates, LLC, such other matters as required to be discussed with the Audit Committee under Statement on Auditing Standards No. 61 and other auditing standards generally accepted in the United States, the corporate governance standards of the American Stock Exchange and the Audit Committee’s Charter.

We have received and reviewed the written disclosures and the letter from HJ & Associates, LLC, required by Independence Standard No. 1 of the Independence Standards Board, and have discussed with HJ & Associates, LLC, their independence from management and the Company, including the impact of permitted non-audit related services approved by the Committee to be performed by HJ & Associates, LLC.

Based on the reviews and discussions referred to above, we recommended to the Board of Directors that the financial statements referred to above be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007 and be filed with the Securities and Exchange Commission.

April 24, 2008	Mark Auerbach, Audit Committee Chairman Peter W. Williams David Rector

MANAGEMENT

The persons who are serving as executive officers of the Company as of May 4, 2008 are Jonathan Houssian, Chief Executive Officer, President and Chief Financial Officer, Earl Sullivan, Chief Operating Officer, Shannon Stith, Vice President of Finance and Principal Financial Officer, and Rick Schindewolf, Senior Vice President of Business Development.

The following table and biographical information shows for each of our Executive Officers continuing in office his age, his principal occupation for at least the last five years, his present position with the Company, and his Directorships with other companies whose securities are registered with the SEC.

Name	Age	Position with RxElite
Jonathan Houssian	38	President, Chief Executive Officer, Treasurer and Director
Earl Sullivan	36	Chief Operating Officer
Rick Schindewolf	46	Senior Vice President of New Business Development
Shannon Stith	28	Vice President of Finance, Principal Financial Officer and Secretary

Please see the biography for Mr. Houssian at page 11 above.

Earl Sullivan. Mr. Sullivan has served as our Chief Operating Officer since October 11, 2007 and from July 13, 2007 to October 11, 2007, Mr. Sullivan served as our Executive Vice President of Operations. Mr. Sullivan has been the Executive Vice President of RxElite Holdings Inc. since May 2002. Mr. Sullivan brings over 10 years of operations experience and has a track record for success in outsourcing partnerships, operational system development and developing early growth companies into mature platforms. Prior to joining RxElite Holdings Inc., Mr. Sullivan was employed at Green Mountain Energy as its Director of Operations where he built and managed the Midwest region through a period of high growth. Prior to Green Mountain Energy, he joined Express-Med in September 1997, where he held increasingly senior roles including General Manager, and helped to build the company from a start-up to over $100M in sales. Mr. Sullivan is an active member in ISPE (International Society of Pharmaceutical Engineers) and PDA (Parenteral Drug Association), as well as participating on several boards for entrepreneurial ventures.

Rick Schindewolf. Mr. Schindewolf has served as our Senior Vice President of new business development since January 21, 2008, where he oversees the business development of FineTech Pharmaceutical. From 1997 to 2008, Mr. Schindewolf was employed at Automated Liquid Packaging, a privately-held contract sterile drug business, which later became Cardinal Health, Inc.'s Woodstock sterile products operations in 1999 as a result of an acquisition. At Cardinal Health, Inc. (NYSE:CAH), Mr. Schindewolf was responsible for the strategic direction, growth, and profitability of Cardinal Health's Blow-Fill-Seal Technology division. From June 1996 to October 1997, Mr. Schindewolf served as Division Controller, Diagnostics Division at Fischer Scientific, where he was responsible for financial controls. From 1990 to 1994, Mr. Schindewolf was employed at Baxter Healthcare in the areas of sterile manufacturing operations, as well as accounting department.

Shannon M. Stith. Ms. Stith has served as our Vice President of Finance and Principal Financial Officer since January 11, 2008 and as our Secretary since February 7, 2008. Ms. Stith served as Vice President and Chief Financial Officer at PCS Edventures!.com, Inc. (PCSV.OB) from August 2005 through January 2008. From March 2005 until August 2005, Ms. Stith was a chief accountant for Washington Group International in the financial reporting department-internal reporting. From May 2001 until February 2004, Ms. Stith was a Paralegal and Controller with Dykas, Shaver & Nipper LLP. Ms. Stith graduated from Boise State University with a Bachelor of Business Administration in Finance and a Masters of Business Administration in 2002 and 2003, respectively.

EXECUTIVE COMPENSATION

The following table summarizes the compensation paid by us for services rendered during the years ended December 31, 2007 and 2006 to each person who, during 2007, served as our Chief Executive Officer and each of our two other most highly compensated executive officers for the fiscal year ended December 31, 2007. We refer to these officers collectively as “Named Executive Officers”.

Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus	Option Awards (1)	All Other Compensation		Total
Daniel Chen (2)	2007	$251,367	$125,000	$189,000	$24,013	(3)	$589,380
Chief Executive Officer, Treasurer and Director	2006	$176,400	$35,000	-	$3,180	(4)	$214,580

Jonathan Houssian	2007	$243,866	$62,500	$216,014	$3,180	(4)	$525,560
President, Chief Executive Officer, Chief Financial Officer and Director	2006	$176,400	$35,000	-	$3,180	(4)	$214,580

Earl Sullivan	2007	$188,867	$42,750	$144,984	$1,326	(4)	$377,927
Chief Operating Officer	2006	$146,800	$20,000	-	$249,278	(5)	$416,078

(1)
Based upon the aggregate grant date fair value calculated in accordance with FAS No. 123(R), Share Based Payment. Our policy and assumptions made in valuation of share based payments are contained in Note 17 to our December 31, 2007 financial statements.

(2)	Mr. Chen ceased performing the duties of Chief Executive Officer and Treasurer on September 21, 2007.

(3)	Consists of compensation payable to Mr. Chen in connection with his resignation as Chief Executive Officer and Treasurer on September 31, 2007.

(4)	Represents life insurance premiums paid by us on behalf of Messrs. Chen, Houssian and Sullivan. The beneficiary of the policies is the Company.

(5)
Consists of life insurance premiums of $253 per year and a gain of $249,025 as a result of the reduction of the exercise price of a warrant held by Mr. Sullivan to purchase 528,007 shares of our Common Stock at a price of $0.474 per share to a price of $0.00237 per share. 132,004 shares subject to the warrant remained unexercised and unvested as of December 31, 2006. We valued the adjustment to the warrant exercise price according to Statement of Financial Accounting Standards No. 123 (revised 2004), Share Based Payments (SFAS 123R) using the Black-Scholes method. SFAS 123R requires all stock-based awards, including employee stock options, to be recognized in the income statement based on their fair values. The dollar amount represents the total compensation expense for stock option awards to be recognized in our financial statements over the requisite service period in accordance with SFAS 123R. For information regarding our valuation of option awards, refer to Note 17 to our Consolidated Financial Statements.

Mr. Houssian was appointed as Chief Executive Officer and Chief Financial Officer effective September 21, 2007.

Ms. Stith, our Vice President of Finance and Principal Financial Officer, was not with the Company during the fiscal year ended December 31, 2007. Mr. Schindewolf, our Senior Vice President, also was not with the Company during the fiscal year ended December 31, 2007

Outstanding Equity Awards at Fiscal Year-End

The following table provides information with regard to equity awards granted to each named executive officer that were outstanding as of December 31, 2007.

	Option awards
Name	Number of Securities Underlying Unexercised Options Unexercisable	Option Exercise Price	Option Expiration Date
Daniel Chen	436,000	$0.66	07/05/2012
	552,432	$0.85	10/29/2009
	450,375	$0.60	10/29/2009
	32,895	$0.76	12/31/2009
Jonathan Houssian	505,624	$0.66	07/05/2012
	32,895	$0.76	12/31/2009
Earl Sullivan	132,004	$0.00237	11/04/2010
	259,825	$0.60	07/05/2017
	70,960	$0.85	10/29/2009
	25,000	$0.76	12/31/2009

2007 Option Exercises and Stock Vested Table

The Named Executive Officers did not exercise any option awards and did not have any stock awards vest during the year ended December 31, 2007.

Pension Benefits and Deferred Compensation Plans

The Company does not provide pension benefits or deferred compensation plans.

Employment Agreements and Change-in-Control Agreements

Effective as of November 1, 2003, RxElite Holdings Inc. entered into an Employment Agreement with Jonathan Houssian, pursuant to which Mr. Houssian is employed as President of RxElite Holdings Inc. The Employment Agreement was amended and restated as of January 4, 2006 and November 27, 2006. The current term of the Agreement expires on December 31, 2010, but will be automatically renewed for additional five-year periods until RxElite Holdings Inc. gives Mr. Houssian written notice of its intent not to renew at least 60 days prior to the end of the then current term. Mr. Houssian’s present base salary is $250,000 per annum. If Mr. Houssian’s employment is terminated under certain circumstances, he will be entitled to severance and the continuation of benefits for the greater of 24 months and the balance of the term. If RxElite Holdings Inc. experiences a change of control after which Mr. Houssian’s Employment Agreement is not fully reaffirmed by the succeeding entity, Mr. Houssian will continue to receive (i) benefits for the greater of 24 months and the balance of the term and (ii) the sum of (x) a lump sum cash payment of his severance payment as if the Employment Agreement is terminated without cause as of the date of the change of control plus (y) a lump sum cash payment of Mr. Houssian’s salary and bonuses (which bonuses shall not be less than 20% of base salary) through the balance of the term.

Effective as of November 1, 2003, RxElite Holdings Inc. entered into an employment agreement with Earl Sullivan, pursuant to which Mr. Sullivan is employed as Executive Vice President of Operations of RxElite Holdings Inc. The Employment Agreement was amended and restated as of January 4, 2006 and November 27, 2006. The current term of the Agreement expired on December 31, 2007, but will be automatically renewed for additional two-year periods. Mr. Sullivan’s present base salary is $190,000 per annum. If Mr. Sullivan’s employment is terminated under certain circumstances, he will be entitled to severance and the continuation of benefits for the greater of 12 months and the balance of the term. If RxElite Holdings Inc. experiences a change of control after which Mr. Sullivan’s Employment Agreement is not fully reaffirmed by the succeeding entity, Mr. Sullivan will continue to receive (i) benefits for the greater of 24 months and the balance of the term and (ii) the sum of (x) a lump sum cash payment of his severance payment as if the Employment Agreement is terminated without cause as of the date of the change of control plus (y) a lump sum cash payment of Mr. Sullivan’s salary and bonuses (which bonuses shall not be less than 20% of the base salary) through the balance of the term.

In connection with the FineTech Acquisition, on January 4, 2008, we entered into an Employment Agreement with Dr. Arie L. Gutman, the sole Owner of FineTech, engaging Dr. Gutman to serve as President of FineTech Pharmaceutical. The initial term of the Employment Agreement is three years and may be extended by mutual agreement. Pursuant to the Employment Agreement, Dr. Gutman is entitled to receive an annual base salary of $190,000, which may be increased annually as determined by our Board of Directors, and a bonus of up to 30% of his base salary, to be determined by the board in its sole discretion. Dr. Gutman is eligible for grants of options, restricted stock and/or other awards under our 2007 Incentive Stock Plan, which options shall immediately vest if Dr. Gutman’s employment is terminated without “cause” or upon a “change of control” (as defined in the Employment Agreement). We may terminate Dr. Gutman’s employment for “cause” 30 days after we notify Dr. Gutman of the cause, provided that such cause has not been remedied during such 30 days period. We may also terminate Dr. Gutman’s employment without “cause” at any time upon 30 days prior written notice. If Dr. Gutman’s employment is terminated without cause, then (i) any unvested stock options held by Dr. Gutman will immediately vest, (ii) we will be obligated to continue to pay Dr. Gutman his then current annual base salary for a period of twelve months and to reimburse Dr. Gutman for the costs of obtaining benefits comparable to those that he received while employed by us, until twelve months following his termination or, if sooner, until such time as Dr. Gutman obtains other employment that provides comparable benefits. Dr. Gutman may voluntarily terminate his employment upon 270 days prior written notice, if such termination occurs during the initial three year term, or upon 60 days notice, if such termination occurs thereafter. Upon our receipt of any such notice of voluntary termination by Dr. Gutman, we may accelerate the resignation to an earlier date. Under the Employment Agreement, Dr. Gutman is prohibited from competing with us and with FineTech Pharmaceutical during the term of employment and for one year after any termination of his employment.

Effective as of January 21, 2008, RxElite Holdings Inc. entered into a five-year employment agreement with Rick Schindewolf, which was amended on February 11, 2008, pursuant to which Mr. Schindewolf is employed as our Senior Vice President of new business development at an annual base salary of $185,000, subject to increases at our Board of Director’s discretion. Mr. Schindewolf is entitled to receive (i) during 2008, 5% of EBITDA generated from new contracts or products, exclusive of contracts and products transferred to us in connection with the FineTech Acquisition, (ii) 3% of any EBITDA created on new product deals or other transactions originated by us or Mr. Schindewolf and (iii) 1.5% of any EBITDA created from deals that were under discussion prior to January 21, 2008 and that were being negotiated with Mr. Schindewolf’s prior employer. Pursuant to the Employment Agreement, as amended, Mr. Schindewolf was granted an option to purchase up to 250,000 shares of our Common Stock at an exercise price of $0.87 per share. Such option vests as to 50% of the shares subject to the option on February 1, 2009 and 50% thereafter in four equal quarterly installments. If Mr. Schindewolf’s Employment Agreement is terminated without “cause” (as defined in the Employment Agreement) during the first three years of its term, Mr. Schindewolf is entitled to receive one year of continued base salary, the vesting of all unvested stock options and continued benefits for up to 12 months. If Mr. Schindewolf’s Employment Agreement is terminated without “cause” thereafter, Mr. Schindewolf will be entitled to receive six months of continued base salary, the immediate vesting of all stock options (which will also occur upon change of control) and continued benefits for up to six months. The Employment Agreement also stipulates that Mr. Schindewolf shall refrain from competing with us or soliciting employees from us for a period of one year from the date of termination of employment.

On January 11, 2008, we entered into a three-year employment agreement with Shannon M. Stith, which was amended on February 11, 2008, pursuant to which Ms. Stith is employed as our vice president of finance and principal financial officer. Ms. Stith’s present base salary is $105,000 per annum, which will increase to $120,000 upon Ms. Stith’s successful completion of the CPA exam in Idaho. In addition, Ms. Stith is entitled to (i) a discretionary bonus of up to 20% of her base salary, (ii) a $5,000 signing bonus and (iii) an option to purchase up to 75,000 shares of our Common Stock at $0.58 per share. Such option vests as to 50% of the shares subject to the option on February 1, 2009 and 50% thereafter in four equal quarterly installments. If Ms. Stith’s employment is terminated without “cause” (as defined in the Employment Agreement) Ms. Stith will be entitled to receive one year of continued base salary and benefits and the immediate vesting of all stock options (which will also occur upon change of control). The Employment Agreement also stipulates that Ms. Stith shall refrain from competing with us for a period of one year from the date of termination of employment.

Effective as of November 5, 2003, RxElite Holdings Inc. entered into an Employment Agreement with Daniel Chen. The Employment Agreement was amended and restated as of January 4, 2006 and November 27, 2006. On January 16, 2008, we entered into a Departure Agreement and general release with Daniel Chen, effective as of December 14, 2007, to terminate Mr. Chen’s existing Employment Agreement (subject to certain continuing non-competition obligations) and to engage Mr. Chen as an at-will Consultant. Pursuant to the Departure Agreement we have agreed to pay Mr. Chen (i) in installments in accordance with regularly scheduled payroll, his salary of $250,000 per annum and medical and dental insurance premiums, until December 31, 2010, (ii) a 2007 bonus of $125,000, and (iii) four weeks of accrued and unused vacation and/or sick days in the amount of $20,833, which foregoing terms are consistent with the terms of termination under Mr. Chen’s Employment Agreement. We and Mr. Chen also granted each other full general releases of any and all claims related to Mr. Chen’s employment with us or RxElite Holdings Inc.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On June 30, 2002, we issued a Promissory Note with a principal amount of $120,000 to William and Helen Houssian, the parents of Jonathan Houssian, our President and Chief Executive Officer and a member of our Board of Directors. The promissory note was payable beginning on June 1, 2002, in three hundred sixty (360) monthly payments of $2,500 per month with an interest rate of 25%. The promissory note allowed for pre-payment at double the amount currently owed at any time plus any missed installments. This note was paid in full in July 2007.

On December 31, 2007, the holder of our senior secured Convertible Note (CastlerRigg Master Investments, Ltd) entered into a Put Agreement with Tiburon LLC, an Idaho limited liability company. Jonathan Houssian, our President and Chief Executive Officer, is the sole managing member of Tiburon LLC. Pursuant to the Put Agreement, upon an event of default under the Convertible Note, the noteholder may compel Tiburon LLC to purchase up to $10,500,000 principal amount of the Note at the greater of (i) up to 125% of the sum of the outstanding principal, interest and late fees, depending on the nature of the default or (ii) the product of (a) the number of shares into which the Note (including all principal, interest and late fees) may be converted and (b) the product of (1) 150% and (2) the highest closing sale price of our Common Stock beginning on the date immediately preceding the event of default and ending on the date the noteholder delivers its redemption notice for such event of default. This right of the noteholder is valid until the earlier of (i) the maturity date of the Note and (ii) the date that we satisfy our quarterly debt to EBITDA ratio minimums for two consecutive fiscal quarters, all as more specifically described in the Note.

Tiburon LLC’s obligations under the Put Agreement are secured by a pledge by Tiburon LLC to the noteholder of 6,879,653 shares of our Common Stock pursuant to a Pledge Agreement, dated as of December 31, 2007, between Tiburon LLC and the noteholder. To the extent Tiburon LLC fails to satisfy its obligations under the Put Agreement, the noteholder’s sole remedies against Tiburon LLC are pursuant to the Pledge Agreement.

On January 18, 2008, we entered into a Letter Agreement with the Castlerigg Master Investments, Ltd., a beneficial owner of at least 5% of our Common Stock, pursuant to which we amended certain terms of the Convertible Note and the Series A Warrant and Series B Warrant issued by us on December 31, 2007. Pursuant to the Letter Agreement, the Consolidated EBITDA (as defined in the Convertible Note) thresholds contained in the Convertible Note for the fiscal quarter ending March 31, 2008 were lowered by $500,000 and the value of up to 1,000,000 shares of Common Stock that may be issued to consultants during the fiscal quarter ending March 31, 2008 was added to our Consolidated EBITDA for such fiscal quarter. In addition, the definition of “Excluded Securities” with respect to anti-dilution price protection in both the Convertible Note and the Series A Warrant and Series B Warrant was expanded to include the issuance of up to 1,000,000 shares of Common Stock that may be issued to consultants during the fiscal quarter ending March 31, 2008.

In consideration for Dr. Gutman’s non-competition undertaking and assignment of royalty rights in connection with the FineTech Acquisition, on January 22, 2008, we issued 18,632,383 shares of our Common Stock to Dr. Gutman, one of our directors. We also entered into a Registration Rights Agreement, dated January 4, 2008, with Dr. Gutman, pursuant to which we granted Dr. Gutman the right to demand that we register and maintain the effectiveness of up to two registration statements (or more, under certain circumstances) and “piggy-back” registration rights with respect to the shares of our Common Stock he received, commencing on January 4, 2010.

PROPOSAL NO. 2
PROPOSAL TO APPROVE A REVERSE SPLIT
OF OUR ISSUED AND OUTSTANDING COMMON STOCK

The Board of Directors, believing it to be in the best interests of the Company and its stockholders, has approved a reverse split of 1 share for up to each 20 issued and outstanding shares, with the final ratio to be determined by the Board of Directors at the time of the Reverse Split. The Reverse Split will not affect the amount of our authorized shares. We will effect the Reverse Split by amending our Certificate of Incorporation.

Reverse Split

We are requesting shareholder approval to grant the Board of Directors the authority to effect the Reverse Split for the following reasons:

(1) the Board of Directors believes a higher stock price may help generate investor interest in the Company;

(2) the Board of Directors believes this action may attract additional investment in the Company;

(3) the Board of Directors anticipates that the Company will seek to obtain a listing of its Common Stock on an exchange such as Nasdaq or the American Stock Exchange and a higher stock price is a prerequisite to any such listing being approved by such exchange.

On April 25, 2008, the Company's Common Stock closed at $0.27 per share. In approving the resolution seeking shareholder approval of the Reverse Split, the Company's Board of Directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks.

Accordingly, the Board of Directors has unanimously adopted a resolution seeking shareholder approval to amend our Certificate of Incorporation to effect the Reverse Split.

THERE ARE RISKS ASSOCIATED WITH THE REVERSE SPLIT, INCLUDING THAT THE REVERSE SPLIT MAY NOT RESULT IN AN INCREASE IN THE PER SHARE PRICE OF THE COMPANY'S COMMON STOCK, THAT ANY INCREASE MAY NOT BE PROPORTIONAL TO THE SPLIT RATIO, OR THAT ANY INCREASE IN THE PER SHARE PRICE OF THE COMMON STOCK WILL NOT BE SUSTAINED.

The Company cannot predict whether the Reverse Split will increase the market and trading prices for the Common Stock. The history of similar reverse stock splits for companies in like circumstances to ours is varied. There can be no assurance that:

•  the market price per share of the Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of the Company's Common Stock outstanding before the Reverse Split; or

•  the Reverse Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks.

The market price of the Company's Common Stock will also be based on the Company's performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Split is effected and the market price of the Company's Common Stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall market capitalization may be greater than would occur in the absence of the Reverse Split. Furthermore, the liquidity of the Common Stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Split.

As of April 10, 2008, a total of 116,315,303 shares of the Company's currently authorized shares of Common Stock are issued and outstanding. On the date the Reverse Split takes effect, there will be approximately 5,815,765 shares outstanding (subject to adjustments in lieu of fractional shares), and an additional 194,184,235 shares authorized but unissued. The Reverse Split would enable the Company, without further shareholder approval, to reserve and issue shares in connection with any additional sales of equity or debt securities convertible into equity. In addition, we will have outstanding options and warrants and other convertible securities convertible into an aggregate of 48,807,089 shares prior to taking effect for the Reverse Split and representing an aggregate of 2,440,354 shares after the Reverse Split.

The Board of Directors has not authorized a corresponding reduction in the Company’s authorized Common Stock. Therefore, to the extent the Company issues additional Common Stock or other securities convertible into Common Stock, you will experience voting dilution in your holdings of the Company.

As of the date hereof, there are no plans to use the additional authorized shares of Common Stock to acquire businesses or assets or to raise additional capital, other than with respect to our prior existing commitments. However, the Company is always considering expanding its business through the acquisition of operating businesses or assets, and is also considering obtaining additional capital and there is no guarantee that we will not issue shares of our Common Stock in the future in order to raise capital or acquire a business or asset or to satisfy our working capital requirements. The shares of authorized, but unissued Common Stock will be available from time to time for corporate purposes including raising additional capital, acquisitions of companies or assets, for strategic transactions, and sales of Common Stock or securities convertible into Common Stock. Although, the Company does not have any present intention to issue shares of Common Stock, except as noted above, the Company may in the future raise funds through the issuance of Common Stock when conditions are favorable, even if the Company does not have an immediate need for additional capital at such time. The Company believes that the availability of the additional shares will provide the Company with the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. If the Company issues additional shares, the ownership interests of holders of the Company's Common Stock may be diluted.

Principal Effect of the Reverse Split

The Reverse Split will be effected simultaneously for all of the Company's Common Stock and the exchange ratio will be the same for all of the issued Common Stock. The Reverse Split will affect all of the stockholders uniformly and will not affect any stockholder's percentage ownership interests in the Company (except for the immaterial change due to the rounding). All shares of issued Common Stock will remain fully paid and nonassessable.

The amendment to our Certificate of Incorporation will not change the terms of the Common Stock. After the Reverse Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Each stockholder’s percentage ownership of the new Common Stock will not be altered except for the effect of eliminating fractional shares. The Common Stock issued pursuant to the Reverse Split will remain fully paid and non-assessable. The Reverse Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse split, the Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

Our authorized shares of Common Stock shall remain unchanged and be 200,000,000 shares. In addition, the par value shall remain unchanged at $0.001 par value per share.

Dilution

Our current investors will experience substantial dilution if the Reverse Split is effected and we satisfy our obligations to issue additional shares. Currently there are 116,315,303 shares of our Common Stock outstanding held by our current stockholders, comprising 58% of our authorized shares. Upon effecting a 1 for 20 share Reverse Split, our current stockholders will own 33% of our authorized shares. In addition, upon the issuance of the total amount of shares issuable under various options, warrants and other convertible securities which are issued and outstanding, our current stockholders will then hold 4% of our then-outstanding shares of Common Stock

Procedure for Effecting the Reverse Split and Exchange of Stock Certificates

The Company will file an amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware at such time as the Board of Directors has determined the appropriate ratio and effective time for the Reverse Split (the “Split Effective Date”). The form of Amendment to the Certificate of Incorporation is attached as Appendix “A” to this Proxy Statement. The Reverse Split will become effective on the Split Effective Date. Beginning on the Split Effective Date, each certificate representing old shares will be deemed for all corporate purposes to evidence ownership of new shares.

As soon as practicable after the Split Effective Date, stockholders will be notified that the Reverse Split has been effected. The Reverse Split will take place on the Split Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Split.

Effect on Certificated Shares

If you hold any of your shares in certificate form, you will receive a transmittal letter from our transfer agent as soon as practicable after the effective date of the Reverse Split. The letter of transmittal will contain instructions on how to surrender your certificate(s) representing your pre-Reverse Split shares to the transfer agent.

Any old shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for new shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNLESS REQUESTED TO DO SO.

WE WILL BE OBTAINING A NEW CUSIP NUMBER FOR OUR COMMON STOCK TO RELFECT THE REVERSE SPLIT.

Fractional Shares

There shall be no fractional shares issued. A holder of record of Common Stock on the Split Effective Date who would otherwise be entitled to a fraction of a share shall have the number of new shares to which they are entitled rounded to the nearest number of whole shares. No stockholder will receive cash in lieu of fractional shares.

Effect on Outstanding Warrants and Options and other Convertible Securities

The exercise price on all of our outstanding options and warrants and other Convertible Securities shall be proportionately adjusted to account for the Reverse Split. Further, the number of shares which may be obtained upon exercise or conversion of such securities will be similarly adjusted. The Reverse Split will not affect the number of our authorized shares of Common Stock. We have outstanding options and warrants and other convertible securities convertible into an aggregate of 48,807,089 shares prior to taking effect for the Reverse Split which will represent an aggregate of 2,440,354 shares after the Reverse Split.

Potential Anti-Takeover Effect

Although the reduction in the issued and outstanding shares of Common Stock as a result of the Reverse Split and the increased proportion of authorized shares of Common Stock that may be issued could, under certain circumstances, have an anti-takeover effect, the Reverse Split proposal is not being proposed in response to any effort of which the Company is aware of to accumulate shares of the Company's Common Stock or to obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board of Directors and stockholders.

Accounting Matters

The Reverse Split will not affect total stockholders' equity on the Company's Balance Sheet. However, because the par value of the Company's Common Stock will remain unchanged on the Split Effective Date, the components that make up total stockholders' equity will change by offsetting amounts. The stated capital component will be reduced to an amount to reflect the 20 to 1 Reverse Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. The per share net income or loss and net book value of the Company's Common Stock will be increased because there will be fewer shares of the Company's Common Stock outstanding. Prior periods' per share amounts will be restated in future filings to reflect the Reverse Split. We do not anticipate any other accounting consequences would arise as a result of the Reverse Split.

Federal Income Tax Consequences

The following is a summary of certain material federal income tax consequences of the Reverse Split and does not purport to be a complete discussion of all of the possible federal income tax consequences of the Reverse Split and is included for general information only. Further, it does not address any state, local or foreign income or other tax consequences. For example, the state and local tax consequences of the Reverse Split may vary significantly as to each shareholder, depending upon the state in which such shareholder resides. Also, it does not address the tax consequences to holders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the United States federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the old shares were, and the new shares will be, held as a “capital asset,” as defined in the Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). The tax treatment of a shareholder may vary depending upon the particular facts and circumstances of such shareholder. Each shareholder is urged to consult with such shareholder's own tax advisor with respect to the tax consequences of the Reverse Split.

No gain or loss should be recognized by a shareholder upon such shareholder's exchange of old shares for new shares pursuant to the Reverse Split. The aggregate tax basis of the new shares received in the Reverse Split (including any fraction of a new share deemed to have been received) will be the same as the shareholder's aggregate tax basis in the old shares exchanged therefore. The shareholder's holding period for the new shares will include the period during which the shareholder held the old shares surrendered in the Reverse Split.

The Company's view regarding the tax consequence of the Reverse Split is not binding on the Internal Revenue Service or the courts. Accordingly, each shareholder should consult with such shareholder's own tax advisor with respect to all of the potential tax consequences to such shareholder of the Reverse Split.

Odd Lots

The reverse stock split may increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of our Common Stock. Brokerage commission and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of Common Stock.

Interests of Directors and Officers

Any Common Stock or securities convertible into Common Stock held by our officers and directors will be effected in the same manner as any shares or securities held by all of our stockholders. As a group our executive officers and directors own an aggregate of 35,734,821 shares of Common Stock, or 31% of the outstanding shares and after giving effect to a Reverse Split of 20 for 1, will own an aggregate of 1,786,741 shares of Common Stock or 31% of the outstanding shares. In addition, our officers and directors own an aggregate of 5,327,187 options and warrants on a pre-split basis which will then represent an aggregate of 266,359 shares on a post 20 for 1 Reverse Split basis.

Effect On Our Employees

If you are an employee, the number of shares reserved for issuance under existing award will be reduced proportionately based on the Reverse Split. In addition, the number of shares issuable upon the exercise of options and the exercise price for such options will be adjusted based on the Reverse Split.

Dissenter's Rights

Under Delaware Law, our stockholders do not have any dissenters' or appraisal rights with respect to the approval of the amendment of our Amended and Restated Certificate of Incorporation to effect the reverse stock split, and the Company does not intend to independently provide stockholders with any such right.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2 TO ENACT A REVERSE SPLIT OF OUR ISSUED AND OUTSTANDING COMMON STOCK ON THE BASIS OF UP TO 1 SHARE FOR EVERY 20 SHARES OF ISSUED AND OUTSTANDING SHARES OF COMMON STOCK, WITH THE FINAL RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS.

PROPOSAL NO. 3
THE INCENTIVE STOCK PLAN PROPOSAL

Background

We are requesting that stockholders vote in favor of adopting the 2007 Incentive Stock Plan (the "Incentive Plan"). The Board of the Company has approved the Incentive Plan, subject to approval by our stockholders at the meeting. The Incentive Plan will be utilized to provide for stock based compensation awards to our officers, directors and employees and consultants to the Company.

The purposes of our Incentive Plan are to create incentives designed to motivate our employees to contribute significantly toward our growth and profitability, to provide our executives, directors and other employees, and persons who, by their position, ability and diligence, are able to make important contributions to our growth and profitability, with an incentive to assist us in achieving our long-term corporate objectives, to attract and retain executives and other employees of outstanding competence, and to provide such persons with an opportunity to acquire an equity interest in our Company.

We may grant incentive and non-qualified stock options, stock appreciation rights and restricted stock awards or collectively, awards, to our officers and key employees, and those of our subsidiaries. In addition, the Incentive Plan authorizes the grant of non-qualified stock options and restricted stock awards to our directors and to any consultants who by their position, ability and diligence are able to make important contributions to our future growth and profitability. Generally, all classes of our employees are eligible to participate in our Incentive Plan.

The following is a summary of the material provisions of our Incentive Plan and is qualified in its entirety by reference to the complete text of our Incentive Plan, a copy of which is attached to this Proxy Statement as Appendix B.

Stock Subject to the 2007 Incentive Plan

We have reserved a maximum of 14,873,892 shares for issuance upon the exercise of awards to be granted pursuant to our Incentive Plan. Each share issued under an option or under a restricted stock award will be counted against this limit. Shares to be delivered at the time a stock option is exercised or at the time a restricted stock award is made may be available from authorized but unissued shares or from stock previously issued but which we have reacquired and hold in our treasury. The number of reserved shares will be reduced to reflect the Reverse Split ratio as described in Proposal No. 2, assuming it is approved by stockholders.

On July 6, 2007, RxElite Holdings Inc. approved the issuance to employees of RxElite Holdings Inc. of options to purchase a total of 2,302,850 shares of RxElite Holdings, Inc.’s Common Stock, which option grants were assumed by us in connection with our July 13, 2007 reverse merger and were converted in 2,302,850 options to purchase our Common Stock. The options vest over a period of four years and are exercisable for a period of ten years at $0.60 per share.

In addition, on July 13, 2007, the Board of Directors approved the issuance of 400,000 options to our non employee directors, Peter Williams and Mark Auerbach and made a similar approval of 400,000 options to Mr. David Rector who joined our Board on September 24, 2007. On October 11, 2007, the Board adopted resolutions that new directors would receive similar option grants upon joining the Board. The options vest in 1/4th increments, commencing one year after the date of grant. With respect to the initial grant of 400,000 to each of Messrs. Williams, Auerbach and Rector, the exercise price was $0.60 per share. On February 8, 2008, Mr. Leo joined the Board of Directors and received 400,000 options with an exercise price of $0.49 per share. These option grants are intended to be granted under the Incentive Plan, assuming it is approved, however, the options will be granted regardless of whether the Incentive Plan is approved by stockholders.

As of May 1, 2008, we have outstanding an aggregate of 5,114,499 options under the Incentive Plan, subject to shareholder approval. The options have exercise prices ranging from $0.00237 to $0.87 per share.

In the event of any change in our outstanding shares by reason of any reorganization, recapitalization, stock split, stock dividend, combination of shares, asset acquisition, consolidation, issuance of rights or other similar transactions, the number of shares which may be issued upon exercise of outstanding options, and the exercise price of options previously granted under our Incentive Plan, will be proportionally adjusted to prevent any enlargement or dilution of the rights of holders of previously granted options as may be appropriate to reflect any such transaction or event.

The following table sets forth for our Chief Executive Officer and for our other Named Executives, as well as directors and employees the options or other awards which have been granted or will be granted under the proposed Incentive Plan.

NEW PLAN BENEFITS

Plan Name

Name and Position	Dollar Value ($) (1)		Number of Units
Chief Executive Officer Jonathan Houssian	358,712	(2)	538,513
Chief Operating Officer Earl Sullivan	235,524	(3)	487,789
Principal Financial Officer Shannon Stith	43,500	(4)	75,000
Vice President of Business Development Rick Schindewolf	217,500	(5)	250,000
Executive Group	855,236		1,351,302
Non-Executive Director Group	2,240,844		3,450,869
Non-Executive Officer Employee Group	1,381,710		2,302,850

(1)	Based upon the exercise price of the options multiplied by the number of shares in the option grant.

(2)	Based upon an exercise price of $0.66 per share for 505,624 shares and $0.76 per share for 32,895 shares.

(3)	Based upon an exercise price of $0.00237 per share for 132,004 shares, $0.60 per share for 259,825 shares, $0.85 per share for 70,960 shares, and $0.76 per share for 25,000 shares.

(4)	Based upon an exercise price of $0.58 per share.

(5)	Based upon an exercise price of $0.87 per share.

Administration

Our Board has established a Compensation Committee that, among other duties, administers the Incentive Plan. The Compensation Committee (sometimes referred to as the "Administrator") is composed of two members of the Board, both of whom are "non-employee directors" within the meaning of Rule 16b-3(b)(3) of the Securities Exchange Act of 1934, as amended. Members of our Compensation Committee serve at the pleasure of our Board. The members of the Committee are Mark Auerbach and David Rector. In connection with the administration of our Incentive Plan, the Compensation Committee, with respect to awards to be made to any person who is not one of our directors, will:

•	determine which employees and other persons will be granted awards under our Incentive Plan;

•	grant the awards to those selected to participate;

•	determine the exercise price for options; and

•	prescribe any limitations, restrictions and conditions upon any awards, including the vesting conditions of awards.

With respect to stock options or restricted stock awards to be made to any of our directors, the Compensation Committee will make recommendations to our Board of Directors as to:

•	which of such persons should be granted stock options, restricted stock awards, or stock appreciation rights;

•	the terms of proposed grants of awards to those selected by our Board of Directors to participate;

•	the exercise price for options; and

•	any limitations, restrictions and conditions upon any awards.

Any grant of awards to any of directors under our Incentive Plan must be approved by our Board of Directors.

In addition, the Compensation Committee will:

•	interpret our Incentive Plan; and

•	make all other determinations and take all other action that may be necessary or advisable to implement and administer our Incentive Plan.

Types of Awards

Our Incentive Plan permits the Compensation Committee sometimes referred to as the Administrator, to grant the following types of awards.

Stock Options.    Stock options are contractual rights entitling an optionee who has been granted a stock option to purchase a stated number of shares of our Common Stock at an exercise price per share determined at the date of the grant. Options are evidenced by stock option agreements with the respective optionees. The exercise price for each stock option granted under our Incentive Plan will be determined by our Board of Directors or the Administrator at the time of the grant, but will not be less than fair market value of our Common Stock as determined by reference to the closing price of our Common Stock on the trading day prior to the date of the grant. Our Board of Directors or  the Administrator will also determine the duration of each option; however, no option may be exercisable more than ten years after the date the option is granted. Within the foregoing limitations, the Board of Directors or the Administrator may, in its discretion, impose limitations on exercise of all or some options granted under our Incentive Plan, such as specifying minimum periods of time after grant during which options may not be exercised. Options granted under our Incentive Plan will vest at rates specified in the Option Agreement at the time of grant; however, all options granted under our Incentive Plan will vest upon the occurrence of a change of control, as defined in the Incentive Plan. Our Incentive Plan also contains provisions for our Board of Directors or the Administrator to provide in the participants' option award agreements for accelerating the right of an individual employee to exercise his or her stock option or restricted stock award in the event of retirement or other termination of employment. No cash consideration is payable to us in exchange for the grant of options.

Our Incentive Plan provides that the stock options may either be Incentive Stock Options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or Non-Qualified Options, which are stock options other than Incentive Stock Options within the meaning of Sections 422 of the Code. Incentive Stock Options may be granted only to our employees or employees of our subsidiaries, and must be granted at a per share option price not less than the fair market value of our Common Stock on the trading date one day prior to the date the Incentive Stock Option is granted. In the case of an Incentive Stock Option granted to a stockholder who owns shares of our outstanding stock of all classes representing more that 10% of the total combined voting power of all of our outstanding stock of all classes entitled to vote in the election of directors, the per share option price must be not less than 110% of the fair market value of one of our shares on the date the Incentive Stock Option is granted and the term of such option may not exceed five years. As required by the Code, the aggregate fair market value, determined at the time an Incentive Stock Option is granted, of the shares underlying Incentive Stock Options that may be exercised by an optionee during any calendar year under our Incentive Plan may not exceed $100,000.

The exercise price for Non-Qualified Options may not be less than the fair market value of our shares on the trading day immediately prior to the date the Non-Qualified Option is granted. Non-Qualified Options are not subject to any of the restrictions described above with respect to Incentive Stock Options.

The exercise price of stock options may be paid in cash, in whole shares, in a combination of cash and our shares, on a cashless basis, or in such other form of consideration as our Board of Directors or the Administrator may determine, equal in value to the exercise price. In no event may a stock option be exercised after the expiration of its stated term.

Stock Appreciation Rights.    A stock appreciation right permits the grantee to receive an amount (in cash, Common Stock, or a combination thereof) equal to the number of stock appreciation rights exercised by the grantee multiplied by the excess of the fair market value of our shares on the exercise date over the stock appreciation rights' exercise price. Stock appreciation rights may or may not be granted in connection with the grant of an option. The exercise price of stock appreciation rights granted under the Incentive Plan will be determined by the Board of Directors or a committee of the Board; provided, however, that such exercise price cannot be less than the fair market value of a share on a date the stock appreciation right is granted (subject to adjustments). A stock appreciation right may be exercised in whole or in such installments and at such times as determined by the Board of Directors or the Administrator.

Restricted Stock.    Restricted shares of our Common Stock may be granted under our Incentive Plan subject to such terms and conditions, including forfeiture and vesting provisions, and restrictions against sale, transfer or other disposition as the Board of Directors or the Administrator may determine to be appropriate at the time of making the award. In addition, the Board of Directors or a committee of the Board may direct that share certificates representing restricted stock be inscribed with a legend as to the restrictions on sale, transfer or other disposition, and may direct that the certificates, along with a stock power signed in blank by the grantee, be delivered to and held by us until such restrictions lapse. The Board of Directors or the Administrator, in its discretion, may provide in the Award Agreement for a modification or acceleration of shares of restricted stock in the event of permanent disability, retirement or other termination of employment or business relationship with the grantee.

Transferability

Unless determined otherwise by the Administrator, awards are not transferable other than by will or by the laws of descent and distribution. Restricted stock awards are not transferable during the restriction period.

Merger or Asset Sale

The terms of the Incentive Plan provide that in the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding award shall be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation; In the event that the successor corporation refuses to assume or substitute for the award, the holder of an award will fully vest in and have the right to exercise all of his or her outstanding award, and all restrictions on restricted stock will lapse. Notwithstanding the general provisions of the Incentive Plan, in connection with the grant of any award, the Administrator shall have the right to provide for different treatment or rights, including the termination of an award, upon a merger of the Company or a sale of assets by the Company.

Termination of Employment/Relationship

Awards granted under our Incentive Plan that have not vested will generally terminate immediately upon the grantee's termination of employment or business relationship with us or any of our subsidiaries for any reason other than retirement with our consent, disability or death. The Administrator may determine at the time of the grant that an award should contain provisions permitting the grantee to exercise the stock options for any stated period after such termination, or for any period the Administrator determines to be advisable after the grantee's employment or business relationship with us terminates by reason of retirement, disability, death or termination without cause. In the absence of a specific term in an award, awards will terminate no more than 3 months after termination of the optionee's employment, twelve months after termination of the optionee's employment due to disability and 12 months after termination of the optionee's employment due to death.

Dilution, Substitution or Assumption of Awards

As described above, our Incentive Plan will provide protection against dilution in the event of stock splits, recapitalizations, asset acquisitions, consolidations, reorganizations or similar transactions. New award rights may, but need not, be substituted for the awards granted under our Incentive Plan, or our obligations with respect to awards outstanding under our Incentive Plan may, but need not, be assumed by another corporation in connection with any asset acquisition, consolidation, acquisition, separation, reorganization, sale or distribution of assets, liquidation or like occurrence in which we are involved. In the event that our Incentive Plan is assumed, the stock issuable with respect to awards previously granted under our Incentive Plan shall thereafter include the stock of the corporation granting such new option rights or assuming our obligations under the Incentive Plan.

Amendment of the Incentive Plan

Our Board may amend our Incentive Plan at any time. However, without stockholder approval, our Incentive Plan may not be amended in a manner that would:

•	increase the number of shares that may be issued under our Incentive Plan;

•	materially modify the requirements for eligibility for participation in our Incentive Plan;

•	materially increase the benefits to participants provided by our Incentive Plan; or

•	otherwise disqualify our Incentive Plan for coverage under Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Awards previously granted under our Incentive Plan may not be impaired or affected by any amendment of our Incentive Plan, without the consent of the affected grantees.

Accounting Treatment

Under generally accepted accounting principles with respect to the financial accounting treatment of stock options used to compensate employees, upon the grant of stock options under our Incentive Plan, the fair value of the options will be measured on the date of grant prior and this amount will be recognized as a compensation expense ratably over the vesting period. Stock appreciation rights granted under the Incentive Plan must be settled in shares. Therefore, stock appreciation rights granted under the Incentive Plan will receive the same accounting treatment as options. The cash we receive upon the exercise of stock options will be reflected as an increase in our capital. No additional compensation expense will be recognized at the time stock options are exercised, although the issuance of shares upon exercise may reduce basic earnings per share, as more shares would then be outstanding.

When we make a grant of restricted stock, the fair value of the restricted stock award on the trading day immediately prior to  the date of grant will be determined and this amount will be recognized over the vesting period of the award. The fair value of a restricted stock award is equal to the fair market value of our shares on the trading day immediately prior to the date of grant.

Due to consideration of the accounting treatment of stock options and restricted stock awards by various regulatory bodies, it is possible that the present accounting treatment may change.

Tax Treatment

The following is a brief description of the federal income tax consequences, under existing law, with respect to awards that may be granted under our Incentive Plan.

Incentive Stock Options.    An optionee will not realize any taxable income upon the grant or the exercise of an Incentive Stock Option. However, the amount by which the fair market value of the shares covered by the Incentive Stock Option (on the date of exercise) exceeds the option price paid will be an item of tax preference to which the alternative minimum tax may apply, depending on each optionee's individual circumstances. If the optionee does not dispose of our shares acquired by exercising an Incentive Stock Option within two years from the date of the grant of the Incentive Stock Option or within one year after the shares are transferred to the optionee, when the optionee later sells or otherwise disposes of the shares, any amount realized by the optionee in excess of the option price will be taxed as a long-term capital gain and any loss will be recognized as a long-term capital loss. We generally will not be entitled to an income tax deduction with respect to the grant or exercise of an Incentive Stock Option.

If any of our shares acquired upon exercise of an Incentive Stock Option are resold or disposed of before the expiration of the prescribed holding periods, the optionee would realize ordinary income, instead of capital gain. The amount of the ordinary income realized would be equal to the lesser of (i) the excess of the fair market value of the stock on the exercise date over the option price; or (ii) in the case of a taxable sale or exchange, the amount of the gain realized. Any additional gain would be either long-term or short-term capital gain, depending on whether the applicable capital gain holding period has been satisfied. In the event of a premature disposition of shares of stock acquired by exercising an Incentive Stock Option, we would be entitled to a deduction equal to the amount of ordinary income realized by the optionee.

Non-Qualified Options.    An optionee will not realize any taxable income upon the grant of a Non-Qualified Option. At the time the optionee exercises the Non-Qualified Option, the amount by which the fair market value at the time of exercise of the shares covered by the Non-Qualified Option exceeds the option price paid upon exercise will constitute ordinary income to the optionee in the year of such exercise. We will be entitled to a corresponding income tax deduction in the year of exercise equal to the ordinary income recognized by the optionee. If the optionee thereafter sells such shares, the difference between any amount realized on the sale and the fair market value of the shares at the time of exercise will be taxed to the optionee as capital gain or loss, short-or long-term depending on the length of time the stock was held by the optionee before sale.

Stock Appreciation Rights.    A participant realizes no taxable income and we are not entitled to a deduction when a stock appreciation right is granted. Upon exercising a stock appreciation right, a participant will realize ordinary income in an amount equal to the fair market value of the shares received minus any amount paid for the shares, and we will be entitled to a corresponding deduction. A participant's tax basis in the shares received upon exercise of a stock appreciation right will be equal to the fair market value of such shares on the exercise date, and the participant's holding period for such shares will begin at that time. Upon sale of the shares received upon exercise of a stock appreciation right, the participant will realize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares, and the participant's tax basis in such shares.

Restricted Stock Awards.    A recipient of restricted stock generally will not recognize any taxable income until the shares of restricted stock become freely transferable or are no longer subject to a substantial risk of forfeiture. At that time, the excess of the fair market value of the restricted stock over the amount, if any, paid for the restricted stock is taxable to the recipient as ordinary income. If a recipient of restricted stock subsequently sells the shares, he or she generally will realize capital gain or loss in the year of such sale in an amount equal to the difference between the net proceeds from the sale and the price paid for the stock, if any, plus the amount previously included in income as ordinary income with respect to such restricted shares.

A recipient has the opportunity, within certain limits, to fix the amount and timing of the taxable income attributable to a grant of restricted stock. Section 83(b) of the Code permits a recipient of restricted stock, which is not yet required to be included in taxable income, to elect, within 30 days of the award of restricted stock, to include in income immediately the difference between the fair market value of the shares of restricted stock at the date of the award and the amount paid for the restricted stock, if any. The election permits the recipient of restricted stock to fix the amount of income that must be recognized by virtue of the restricted stock grant. We will be entitled to a deduction in the year the recipient is required (or elects) to recognize income by virtue of receipt of restricted stock, equal to the amount of taxable income recognized by the recipient.

Section 162(m) of the Code.    Section 162(m) of the Code precludes a public corporation from taking a deduction for annual compensation in excess of $1.0 million paid to its Chief Executive Officer or any of its four other highest-paid officers. However, compensation that qualifies under Section 162(m) of the Code as "performance-based" is specifically exempt from the deduction limit. Based on Section 162(m) of the Code and the regulations thereunder, our ability to deduct compensation income generated in connection with the exercise of stock options or stock appreciation rights granted under the Incentive Plan should not be limited by Section 162(m) of the Code. Further, we believe that compensation income generated in connection with performance awards granted under the Incentive Plan should not be limited by Section 162(m) of the Code. The Incentive Plan has been designed to provide flexibility with respect to whether restricted stock awards or performance bonuses will qualify as performance-based compensation under Section 162(m) of the Code and, therefore, be exempt from the deduction limit. If the vesting restrictions relating to any such award are based solely upon the satisfaction of one of the performance goals set forth in the Incentive Plan, then we believe that the compensation expense relating to such an award will be deductible by us if the awards become vested. However, compensation expense deductions relating to such awards will be subject to the Section 162(m) deduction limitation if such awards become vested based upon any other criteria set forth in such award (such as the occurrence of a change in control or vesting based upon continued employment with us).

Certain Awards Deferring or Accelerating the Receipt of Compensation.    Section 409A of the Internal Revenue Code, enacted as part of the American Jobs Creation Act of 2004, imposes certain new requirements applicable to "nonqualified deferred compensation plans." If a nonqualified deferred compensation plan subject to Section 409A fails to meet, or is not operated in accordance with, these new requirements, then all compensation deferred under the plan may become immediately taxable. Stock appreciation rights and deferred stock awards which may be granted under the plan may constitute deferred compensation subject to the Section 409A requirements. It is our intention that any award agreement governing awards subject to Section 409A will comply with these new rules.

Required Vote

Approval of our Incentive Plan will require the affirmative vote of a majority of the votes cast at the annual meeting. Assuming the presence of a quorum, the failure to vote will have no effect on the outcome of the vote.

Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE INCENTIVE PLAN PROPOSAL.

PROPOSAL NO. 4
RATIFICATION OF THE APPOINTMENT OF HJ & ASSOCIATES, LLC
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm for fiscal year 2008.

In the event that the ratification of this selection is not approved by a majority of the votes cast by holders of shares of Common Stock voting at the 2008 annual stockholders meeting in person or by proxy, management will review its future selection of the Company’s independent registered public accounting firm.

Information regarding our change in accounting firm is contained in our Form 10-KSB, which was filed with the Securities and Exchange Commission on March 19, 2008, and is incorporated by reference herein.

A representative of HJ & Associates, LLC is expected to be present at the 2008 annual stockholders meeting and will have an opportunity to make a statement if he or she desires to do so. It is also expected that such representative will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed for professional services rendered by our principal accountant, HJ & Associates, LLC for the audit of our annual financial statements, review of financial statements included in our quarterly reports and other fees that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year ended December 31, 2007 were $106,546 and $0 for the fiscal year ended December 31, 2006. . HJ & Associates, LLC was engaged as our principal accountant effective July 16, 2007, and their services included auditing the financial statements contained in their report on Form 10-KSB for the fiscal year ended December 31, 2007. Prior to July 16, 2007, the independent principal accountant for RxElite, Inc. was Li & Company, PC. We completed our reverse merger on July 13, 2007 with RxElite Holdings Inc. and in accordance with applicable SEC rules, because (i) the former stockholders of RxElite owned a majority of the outstanding shares of our common stock and (ii) our primary business unit became the business previously conducted by RxElite Holdings Inc., the surviving company for accounting purposes was RxElite Holdings Inc. Prior to the merger, RxElite Holdings Inc. was a private company and did not file reports with the SEC.

Audit Related Fees

The aggregate fees billed for other related services, delivery of registration statement consents and due diligence provided by our principal accountant, HJ & Associates, LLC, that are reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2007 and 2006 was $0 and $0.

Tax Fees

The aggregate fees billed for professional services rendered by our principal accountant, HJ & Associates, LLC, for tax compliance, tax advice and tax planning during the years ended December 31, 2007 and 2006 was $0 and $0.

All Other Fees

The aggregate fees billed for professional services rendered by our principal accountant, HJ & Associates, LLC, for all other services during the years ended December 31, 2007 and 2006 was $0 and $0.

Audit Committee

Our Audit Committee, approved, in advance, all work performed by our principal accountant, HJ & Associates, LLC.

Change in Accountants

Effective as of July 13, 2007, we dismissed Li & Company, PC as our independent accountants. Li & Company, PC had previously been engaged as the principal accountant to audit our financial statements. The reason for the dismissal of Li & Company, PC is that, following the consummation of the our reverse merger on July 13, 2007 with RxElite Holdings Inc. (i) the former stockholders of RxElite owned a majority of the outstanding shares of our common stock and (ii) our primary business unit became the business previously conducted by RxElite Holdings Inc. The independent registered public accountant of RxElite Holdings Inc. was the firm of HJ & Associates, LLC. We believed that it is in our best interest to have HJ & Associates, LLC continue to work with our business, and we therefore retained HJ & Associates, LLC as our new independent registered accounting firm, effective as of July 16, 2007.

The report of Li & Company, PC on our September 30, 2006, financial statements did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to our ability to continue as a going concern. The decision to change accountants was approved by our Board of Directors on July 13, 2007.

During our two most recent fiscal years and the subsequent interim period from January 10, 2007 (the date of engagement of Li & Company, PC), through the original date of dismissal on July 13, 2007, there were no disagreements with Li & Company, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s), if not resolved to the satisfaction of Li & Company, PC, would have caused it to make reference to the matter in connection with its reports.

As of July 16, 2007, HJ & Associates, LLC was engaged as our new independent registered public accountants. The appointment of HJ & Associates, LLC was approved by our Board of Directors. During our two most recent fiscal years and the subsequent interim period through July 16, 2007 (the date of engagement of HJ & Associates, LLC), we did not consult HJ & Associates, LLC regarding either: (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B.

 Required Vote

The affirmative vote of the majority of the shares present in person or represented by proxy at the annual meeting is required for ratification of the appointment of HJ & Associates, LLC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF HJ & ASSOCIATES LLC AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

ANNUAL REPORT

A copy of the Company’s Annual Report on Form 10-KSB for fiscal year ended December 31, 2007 accompanies this notice.

FUTURE PROPOSALS OF SECURITY HOLDERS

All proposals of security holders intended to be presented at the 2009 annual meeting of stockholders must be received by the Company not later than February 4, 2009. Under SEC rules, you must have held for one year at least 2,000 shares or 1% of our outstanding stock in order to submit a proposal. Stockholders must submit such proposals in writing to RxElite, Inc., Attention Secretary.

HOUSE HOLDING OF MATERIALS

In some instances, only one copy of this proxy is being delivered to multiple stockholders sharing an address, unless the Company has received instructions from one or more of the stockholders to continue to deliver multiple copies. We will deliver promptly upon oral or written request a separate copy of the proxy statement to any stockholder at your address. If you wish to receive a separate copy of the proxy statement, you may call us at (208) 288-5550, or send a written request to RxElite, Inc, Attention Secretary. If you have received only one copy of the proxy statement and wish to receive a separate copy for each stockholder in the future, you may call us at the telephone number or write us at the address listed above. Alternatively, stockholders sharing an address who now receive multiple copies of the Proxy Statement may request delivery of a single copy, also by calling us at the number or writing to us at the address listed above.

MISCELLANEOUS

The Company will pay the cost of soliciting proxies in the accompanying form. In addition to solicitation by mail, certain officers and regular employees of the Company may solicit the return of proxies by telephone, telegram or personal interview and may request brokerage houses, custodians, nominees and fiduciaries to forward soliciting material to their principals and will agree to reimburse them for their reasonable out-of-pocket expenses.

OTHER BUSINESS

The Board of Directors knows of no business to be brought before the annual meeting other than as set forth above. If other matters properly come before the meeting, it is the intention of the persons named in the solicited proxy to vote the proxy on such matters in accordance with their judgment.

Stockholders are urged to mark, sign and send in their proxies without delay.

A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-KSB FOR FISCAL YEAR 2007 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING RELATED FINANCIAL STATEMENTS AND SCHEDULES) IS AVAILABLE TO STOCKHOLDERS WITHOUT CHARGE, UPON WRITTEN REQUEST TO RXELITE, INC.

By Order of the Board of Directors,

May 5, 2008	/s/ Peter W. Williams Chairman

RXELITE, INC.
ANNUAL MEETING OF STOCKHOLDERS
June 4, 2008

PROXY

The undersigned hereby appoints Jonathan Houssian and Peter W. Williams and each of them, proxies, with full powers of substitution to each to vote all shares of Common Stock of RXELITE, INC. owned by the undersigned at the Annual Meeting of Stockholders to be held on June 4, 2008, and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote as follows:

i.	Election of Directors

Set forth below are the names of nominees who will be elected to serve until the next annual meeting of stockholders.

(Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee’s name in the list below.)

☐	FOR all Nominees listed below (except as marked to the contrary below)

	Jonathan Houssian	☐ WITHHOLD AUTHORITY to withhold voting for the nominee	David Rector	☐ WITHHOLD AUTHORITY to withhold voting for the nominee

	Daniel Chen	☐ WITHHOLD AUTHORITY to withhold voting for the nominee	Arie Gutman, Ph.D	☐ WITHHOLD AUTHORITY to withhold voting for the nominee

	Mark Auerbach	☐ WITHHOLD AUTHORITY to withhold voting for the nominee	Frank Leo	☐ WITHHOLD AUTHORITY to withhold voting for the nominee

	Peter W. Williams	☐ WITHHOLD AUTHORITY to withhold voting for the nominee

☐ WITHHOLD AUTHORITY
to withhold voting for the nominees

ii.
Proposal to approve a Reverse Stock Split of 1 share for up to every 20 issued and outstanding shares, subject to the final ratio to be determined by the Board of Directors at the time of the Reverse Split.

☐ For              ☐  Against          ☐  Abstain

iii.	Proposal to approve and adopt the 2007 Incentive Stock Plan

☐ For              ☐  Against          ☐  Abstain

iv.	Proposal to ratify the appointment of HJ & Associates, LLC, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2008.

☐ For              ☐  Against          ☐  Abstain

AND TO VOTE UPON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF, all as described in the Proxy Statement dated as of May 5, 2008, receipt of which is hereby acknowledged.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.

Either of the proxies, who shall be present and acting, shall have and may exercise all the powers hereby granted.

IF NO OTHER ELECTION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR: (i) THE ELECTION OF SEVEN DIRECTORS; (ii) THE PROPOSAL FOR THE REVERSE SPLIT; (iii) THE PROPOSAL TO ADOPT AND APPROVE THE 2007 INCENTIVE STOCK PLAN; and (iv) THE RATIFICATION OF THE APPOINTMENT OF HJ & ASSOCIATES, LLC, AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2008.

Said proxies will use their discretion with respect to any other matters which properly come before the meeting including the authority to vote to adjorn the meeting.

Dated: ______________________, 2008

_______________________________
Signature

_______________________________
Print Name

(Please date and sign exactly as accounts. Each joint owner should sign. Executors, administrators, trustees, etc. should also so indicate when signing.)

The proxy is solicited on behalf of the Board of Directors. Please sign and return in the enclosed envelope.

APPENDIX A

CERTIFICATE OF AMENDMENT
TO
CERTIFICATE OF INCORPORATION
OF
RXELITE, INC.

RxElite, Inc.. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That the Board of Directors of the Corporation has duly adopted resolutions (i) authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment to Certificate of Incorporation (this “Certificate of Amendment”) to combine each [            ] outstanding shares of the Corporation’s Common Stock, par value $0.001 per share, into one (1) share of Common Stock, par value $0.001 per share; and (ii) declaring this Certificate of Amendment to be advisable and recommended for approval by the stockholders of the Corporation.

SECOND: That this Certificate of Amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware by the Board of Directors and stockholders of the Corporation.

THIRD: That the capital of the Corporation shall not be reduced under or by reason of this Certificate of Amendment.

FOURTH: That upon the effectiveness of this Certificate of Amendment, the first paragraph (“A”) of Article FOURTH of the Amended Certificate of Incorporation is hereby amended such that, as amended, said paragraph shall read in its entirety as follows:

“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that the Corporation is authorized to issued is Two Hundred One Million (201,000,000) shares, consisting of Two Hundred Million (200,000,000) shares of common Stock with a par value of $0.001 per share and One Million (1,000,000) shares of Preferred Stock with a par value of $0.001 per share.”

Upon the filing of this Certificate of Amendment, each [            ] shares of Common Stock, par value $0.001 per share, issued and outstanding at such time shall be combined into one (1) share of Common Stock, par value $0.001 per share (the “Reverse Stock Split”). No fractional share shall be issued upon the Reverse Stock Split. All shares of Common Stock (including fractions thereof) issuable upon the Reverse Stock Split to a given holder shall be aggregated for purposes of determining whether the Reverse Stock Split would result in the issuance of any fractional share. If, after the aforementioned aggregation, the Reverse Stock Split would result in the issuance of a fraction of a share of Common Stock, the Corporation shall, in lieu of issuing any such fractional share, round the fractional share to the next nearest whole share and issue such additional share to the holder. Upon surrender by a holder of a certificate or certificates for Common Stock (including, for this purpose, a holder of shares of Common Stock issuable upon conversion of Preferred Stock, if any), duly endorsed, at the office of the Corporation, the Corporation shall, as soon as practicable thereafter, issue and deliver to such holder, or to the nominee or assignee of such holder, a new certificate or certificates for the number of shares of Common Stock that such holder shall be entitled to following the Reverse Stock Split.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to Certificate of Incorporation to be executed by Jonathan Houssian, its Chief Executive Officer and President, this          day of          , 2008.

RXELITE, INC.

By:
Jonathan Houssian Chief Executive Officer and President

APPENDIX B

RxELITE HOLDINGS, INC.

AMENDED AND RESTATED

2007 INCENTIVE STOCK PLAN

1. Background. The Plan permits the grant of Non-Qualified Stock Options, Incentive Stock Options, Stock Purchase Rights, Stock Appreciation Rights and Restricted Stock Awards.

2. Purposes of the Plan. The purposes of this 2007 Incentive Stock Plan are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees, Directors and Consultants, and to promote the success of the Company’s business.

3. Definitions. As used herein, the following definitions shall apply:

(a) “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 5 of the Plan.

(b) “Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

(c) “Applicable Laws” means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Options or Stock Purchase Rights are, or will be, granted under the Plan.

(d) “Annual Revenue” means the Company’s or a business unit’s net sales for the Fiscal Year, determined in accordance with generally accepted accounting principles; provided, however, that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be excluded or included from the calculation of Annual Revenue with respect to one or more Participants.

(e) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Purchase Rights, Stock Appreciation Rights and Restricted Stock Awards.

(f) “Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(g) “Board” means the Board of Directors of the Company.

(h) “Cash Flow from Operations” means as to any Fiscal Year, the Company’s cash generated from operating activities, or a business unit’s cash generated from operating activities, determined in accordance with generally acceptable accounting principles.

(i) “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(j) “Committee” means a committee of Directors appointed by the Board in accordance with Section 5 of the Plan.

(k) “Common Stock” means the common stock of the Company.

(l) “Company” means RxElite Holdings, Inc., a Delaware corporation.

(m) “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

(n) “Director” means a member of the Board, either as an Employee or an Outside Director.

(o) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(p) “Earnings Per Share” means as to any Fiscal Year, the Company’s Net Income or a business unit’s Pro Forma Net Income, divided by a weighted average number of common shares outstanding and dilutive common equivalent shares deemed outstanding.

(q) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three months following the 91st day of such leave, any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Non-Qualified Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

(r) “Exercise Price” means the price at which a Share may be purchased by a Participant pursuant to the exercise of an Option.

(s) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(t) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price for the Common Stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii) If the Common Stock is quoted on the Over the Counter Bulletin Board, the Fair Market Value of a Share of Common Stock shall be the closing price for the Common Stock (or the closing bid, if no sales were reported) on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iv) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator by the reasonable application of a reasonable valuation method so that neither Options nor Stock Appreciation Rights are treated as providing for deferral of compensation within the meaning of Code Section 409A and regulations and other guidance issued thereunder.

(u) “Fiscal Year” means the fiscal year of the Company.

(v) “Grant Date” means, with respect to an Award, the date that the Award was granted.

(w) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(x) “Initial Service” means the period of time beginning as of the date that a Service Provider first rendered services to the Company or any Parent or Subsidiary of the Company and ending on the date of adoption of the Plan, provided that reference to such term may include the total compensation paid during such period to the Service Provider by the Company and any Parent or Subsidiary of the Company.

(y) “Net Income” means as to any Fiscal Year, the income after taxes of the Company for the Fiscal Year determined in accordance with generally accepted accounting principles, provided that prior to the Fiscal Year, the Committee shall determine whether any significant item(s) shall be included or excluded from the calculation of Net Income with respect to one or more Participants.

(z)  “Non-Qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(aa) “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award grant. The Notice of Grant is part of the Award Agreement.

(bb) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(cc) “Operating Profit” means the Company’s or a business unit’s profit from operations but excluding any unusual items, determined in accordance with generally accepted accounting principles.

(dd) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option granted pursuant to the Plan.

(ee) “Optionee” means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

(ff) “Option Exchange Program” means a program whereby outstanding Options are surrendered or cancelled in exchange for the right to receive options of the same type, of a different type and/or cash pursuant to such terms as the Administrator may determine.

(gg) “Optioned Stock” means the Common Stock subject to an Award.

(hh) “Outside Director” means a Director who is not an Employee.

(ii) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(jj) “Participant” means the holder of an outstanding Award, which shall include an Optionee.

(kk) “Performance Goals” means the goal(s) (or combined goal(s)) determined by the Committee (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Committee, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement using one or more of the following measures: (a) Annual Revenue, (b) Operating Profit, (c) Cash Flow from Operations, (d) Net Income, (e) Pro Forma Net Income, (f) Earnings Per Share, and (g) Return on Sales. The Performance Goals may differ from Participant to Participant and from Award to Award. Any criteria used may be (i) measured in absolute terms, (ii) measured in relative terms (including, but not limited to compared to another company or companies), (iii) measured against the performance of the Company as a whole or a segment of the Company and/or (iv) measured on a pre-tax or post-tax basis (if applicable).

(ll) “Plan” means this Amended and Restated 2007 Incentive Stock Plan.

(mm) “Pro Forma Net Income” means as to any business unit for any Fiscal Year, the Controllable Profits of such business unit, minus allocations of designated corporate expenses.

(nn) “Reload Option” means an Option that automatically is granted if a Participant pays the exercise price of an Option by tendering Shares.

(oo) “Restricted Stock” means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 12 of the Plan.

(pp) “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

(qq) “Retirement” means, in the case of an Employee or Director: (a) a Termination of Service occurring on or after age sixty-five (65), or (b) a Termination of Service occurring on or after age sixty (60) with at least ten (10) Years of Service. With respect to a Consultant, no Termination of Service shall be deemed to be on account of “Retirement.”

(rr) “Return on Sales” means as to any Fiscal Year, the percentage equal to the Company’s Net Income or the business unit’s Pro Forma Net Income, divided by the Company’s or the business unit’s Annual Revenue, as applicable.

(ss) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(tt) “Section 16(b)” means Section 16(b) of the Exchange Act.

(uu) “Service Provider” means an Employee, Director or Consultant.

(vv) ‘Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.

(ww) “Stock Appreciation Right” or “SAR” means an Award, granted alone or in tandem with a related Option that pursuant to Section 13 is designated as an SAR.

(xx) “Stock Purchase Right” means the right to purchase Common Stock pursuant to Section 12 of the Plan, as evidenced by a Notice of Grant.

(yy) “Subsidiary” means a “subsidiary corporation”, whether now or hereafter existing, as defined in Section 424(f) of the Code.

(zz) “Termination of Service” means (a) in the case of an Employee, a cessation of the employee-employer relationship between the Employee and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous re-employment or engagement as a consultant by the Company or an Affiliate; (b) in the case of a Consultant, a cessation of the service relationship between the Consultant and the Company or an Affiliate for any reason, including, but not by way of limitation, a termination by resignation, discharge, death, Disability, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous employment as an Employee or re-engagement of the Consultant by the Company or an Affiliate; and (c) in the case of a Director, a cessation of the Director’s service on the Board for any reason, including, but not by way of limitation, a termination by resignation, death, Disability, Retirement or non-reelection to the Board, but excluding any such termination where there is a simultaneous employment as an Employee or engagement as a Consultant by the Company or an Affiliate.

4. Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be optioned and sold under the Plan is 14,873,892 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Award expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an Option Exchange Program, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Appreciation Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

5. Administration of the Plan.

(a) Procedure.

(i) Multiple Administrative Bodies. The Plan may be administered by different Committees with respect to different groups of Service Providers.

(ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code. For purposes of qualifying grants of Awards as “performance-based compensation” under Section 162(m) of the Code, the Committee, in its discretion, may set restrictions based upon the achievement of Performance Goals. The Performance Goals shall be set by the Committee on or before the latest date permissible to enable the Awards to qualify as “performance-based compensation” under Section 162(m) of the Code. In granting Awards that are intended to qualify under Section 162(m) of the Code, the Committee shall follow any procedures determined by it from time to time to be necessary or appropriate to ensure qualification of the Awards under Section 162(m) of the Code (e.g., in determining the Performance Goals).

(iii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

(i) to determine the Fair Market Value;

(ii) to select the Service Providers to whom Awards may be granted hereunder;

(iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv) to approve forms of agreement for use under the Plan;

(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi) to reduce the exercise price of any Award to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted; provided, however, that no such reduction of the exercise price of an Award will occur, unless approved by the Company’s stockholders (except for adjustments made pursuant to Section 15);

(vii) to institute an Option Exchange Program, provided that no such program may, without the approval of the Company’s stockholders, allow for the cancellation of an outstanding Option followed by its immediate replacement with a new Option with a lower exercise price;

(viii) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(ix) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws;

(x) to modify or amend each Award (subject to Section 17(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

(xi) to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Award that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(xii) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xiii) to make all other determinations deemed necessary or advisable for administering the Plan.

(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Options or Stock Purchase Rights.

6. Eligibility. Non-Qualified Stock Options, Stock Purchase Rights, and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

7. Limitations.

(a) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Non-Qualified Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Stock Options. For purposes of this Section 7(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(b) Neither the Plan nor any Award shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without cause.

8. Term of Plan. Subject to Section 21 of the Plan, the Plan shall become effective upon adoption by the Board and obtaining stockholder approval. The Plan shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

9. Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

10. Option Exercise Price and Consideration.

(a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(i) In the case of an Incentive Stock Option

(A)  granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(ii) In the case of a Non-Qualified Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(b) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall determine the vesting provisions applicable to such Option, including but not limited to the period within which the Option may be exercised, the number of Shares and times as of which any part or all of the Option may be exercised and any conditions which must be satisfied before the Option may be exercised.

(c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

(i) cash;

(ii) check;

(iii) other Shares, which in the case of Shares acquired directly or indirectly from the Company, (A) have been vested and owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

(v) any combination of the foregoing methods of payment; or

(vi) such other consideration and method of payment, including, without limitation, cashless exercise on a “net exercise” basis, for the issuance of Shares to the extent permitted by Applicable Laws.

11. Exercise of Option.

(a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions, as determined by the Administrator and set forth in the Award Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be suspended during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee’s death or Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for three (3) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(c) Disability of Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee’s Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d) Death of Optionee. If an Optionee dies while a Service Provider, the Option may be exercised following the Optionee’s death within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of death (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person(s) to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee’s death. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

12. Stock Purchase Rights.

(a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

(b) Number of Shares. The Administrator shall have complete discretion to determine the number of Stock Purchase Rights granted to any Participant.

(c) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

(d) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

(e) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

13. Stock Appreciation Rights.

(a) Grant of SARs. Subject to the terms and conditions of the Plan, an SAR may be granted to Employees and Consultants at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator may grant an SAR alone (a “freestanding SAR”), in tandem with an Option or Stock Purchase Right (a “tandem SAR”), or any combination thereof.

(i) Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant,.

(ii) Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan. However, the exercise price of an SAR shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the Grant Date and the value of the payout with respect to an SAR shall be for no more than the excess of one hundred percent (100%) of the Fair Market Value of the Shares subject to the SAR at the time the SAR is exercised over the Exercise Price of the SAR.

(b) Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option or Stock Purchase Right upon the surrender of the right to exercise the equivalent portion of the related Option or Stock Purchase Right. A tandem SAR may be exercised only with respect to the Shares for which its related Option or Stock Purchase Right is then exercisable. With respect to a tandem SAR granted in connection with an Incentive Stock Option: (a) the tandem SAR shall expire no later than the expiration of the underlying Incentive Stock Option; (b) the value of the payout with respect to the tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Exercise Price of the underlying Incentive Stock Option and the Fair Market Value of the Shares subject to the underlying Incentive Stock Option at the time the tandem SAR is exercised; and (c) the tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the Incentive Stock Option exceeds the Exercise Price of the Incentive Stock Option.

(c) Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

(d) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(e) Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 11 also shall apply to SARs.

(f) Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Administrator, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

14. Restricted Stock Awards

(a)  Grant of Restricted Stock Awards. The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant a Restricted Stock Award to Employees, Consultants or Directors. Restricted Stock Awards shall be awarded in such number and at such times during the term of the Plan as the Administrator shall determine. Each Restricted Stock Award shall be subject to an Award Agreement setting forth the terms of such Restricted Stock Award and may be evidenced in such manner as the Administrator deems appropriate, including, without limitation, a book-entry registration or issuance of a stock certificate or certificates.

(b) Conditions of Restricted Stock Awards. The grant of a Restricted Stock Award shall be subject to the following:

(i) Restriction Period. Restricted Stock Awards granted to an Employee shall require the holder to remain in the employment of the Company, a Subsidiary, or an Affiliate for a prescribed period as determined by the Administrator. Restricted Stock Awards granted to Consultants or Directors shall require the holder to provide continued services to the Company for a period of time as determined by the Administrator. These employment and service requirements are collectively referred to as a “Restriction Period”. The Administrator shall determine the Restriction Period or Periods which shall apply to the shares of Common Stock covered by each Restricted Stock Award or portion thereof. In addition to any time vesting conditions determined by the Administrator, as the case may be, Restricted Stock Awards may be subject to the achievement by the Company of specified performance criteria based upon the Company’s achievement of all or any of the operational, financial or stock performance criteria as may from time to time be established by the Board or the Administrator, as the case may be. At the end of the Restriction Period, assuming the fulfillment of any other specified vesting conditions, the restrictions imposed by the Administrator shall lapse with respect to the shares of Common Stock covered by the Restricted Stock Award or portion thereof. In addition to any acceleration of vesting which may occur as provided in Section 16 hereof, the Board or Committee, as the case may be, may, in its discretion, accelerate the vesting of a Restricted Stock Award in the case of the death, disability or retirement of the Participant or resignation of a Participant who is a consultant or a Director.

(ii) Restrictions. The holder of a Restricted Stock Award may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of the shares of Common Stock represented by the Restricted Stock Award during the applicable Restriction Period. The Board shall impose such other restrictions and conditions on any shares of Common Stock covered by a Restricted Stock Award as it may deem advisable including, without limitation, restrictions under applicable federal or state securities laws, and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions.

(iii) Rights as Stockholders. During any Restriction Period, the Board may, in its discretion, grant to the holder of a Restricted Stock Award all or any of the rights of a stockholder with respect to the shares, including, but not by way of limitation, the right to vote such shares and to receive dividends. If any dividends or other distributions are paid in shares of Common Stock, all such shares shall be subject to the same restrictions on transferability as the shares of Restricted Stock with respect to which they were paid.

15. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

16. Adjustments Upon Changes in Capitalization, Dissolution or Liquidation, Merger or Asset Sale.

(a) Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Sections 4, 7, and 13 of the Plan, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Share’s purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c) Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation; In the event that the successor corporation refuses to assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, and all restrictions on Restricted Stock will lapse. In addition, if an Option or Stock Appreciation Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be fully vested and exercisable for a period of 15 days from the date of such notice, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) or, in the case of a Stock Appreciation Right upon the exercise of which the Administrator determines to pay cash, the fair market value of the consideration received in the merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per Share consideration received by holders of Common Stock in the merger or sale of assets.

Notwithstanding anything in this Section 16(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more Performance Goals will not be considered assumed if the Company or its successor modifies any of such Performance Goals without the Participant’s consent; provided, however, a modification to such Performance Goals only to reflect the successor corporation’s corporate structure post-merger or post-sale of assets will not be deemed to invalidate an otherwise valid Award assumption.

Further, provided, notwithstanding anything in this Section 16(c) to the contrary however, in connection with the grant of any Award to a Participant, the Company or the Administrator shall have the right to provide for different treatment or rights, including the termination of an Award, upon a merger of the Company or a sale of assets by the Company.

17. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Company completes the corporate action necessary to create the legally binding right constituting the Award, including without limitation determining the maximum number of shares that can be acquired under the Award, the minimum exercise price, the class of Shares and the identity of the Participant. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

18. Amendment and Termination of the Plan.

(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Options granted under the Plan prior to the date of such termination.

19. Conditions Upon Issuance of Shares.

(a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan was originally approved by the Board of Directors. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws.